Certain confidential information contained in this document, marked by [***], has been omitted because it is both not material and is the type that IREN Limited treats as private or confidential

Exhibit 10.36

Execution Version

IE US HARDWARE 3 LLC

$2,100,000,000

5.96% Senior Notes due December 31, 2031

NOTE PURCHASE AGREEMENT

Dated **May 29, 2026**

TABLE OF CONTENTS

SECTION	HEADING	PAGE
SECTION 1.	AUTHORIZATION OF NOTES	1
SECTION 1.1.	Notes	1
SECTION 1.2.	Collateral	1
SECTION 1.3.	Collateral Agent	1
SECTION 2.	SALE AND PURCHASE OF NOTES	2
SECTION 2.1.	Sale and Purchase of Notes	2
SECTION 2.2.	Reduction and Termination of Note Commitments	2
SECTION 3.	FUNDINGS	2
SECTION 3.1.	Fundings	3
SECTION 3.2.	Changes to Scheduled Escrow Funding Dates	3
SECTION 3.3.	Simultaneous Escrow Funding and Escrow Release	3
SECTION 4.	CONDITIONS PRECEDENT	4
SECTION 4.1.	Conditions Precedent to the Closing Date	4
SECTION 4.2.	Conditions Precedent to each Escrow Funding Date	4
SECTION 4.3.	Conditions Precedent to each Escrow Release Date	4
SECTION 5.	REPRESENTATIONS OF THE COMPANY	5
SECTION 6.	REPRESENTATIONS OF THE PURCHASERS	5
SECTION 6.1.	Purchase for Investment	5
SECTION 6.2.	Source of Funds	6
SECTION 7.	INFORMATION AS TO THE COMPANY	7
SECTION 7.1.	Financial and Business Information	7
SECTION 8.	PAYMENT AND PREPAYMENT OF THE NOTES	7
SECTION 8.1.	Payments; Maturity	7
SECTION 8.2.	Optional Prepayments	8
SECTION 8.3.	Allocation of Partial Prepayments	9
SECTION 8.4.	Maturity; Surrender, Etc	9
SECTION 8.5.	Purchase of Notes	9
SECTION 8.6.	Mandatory Prepayments and Offers to Prepay	9
SECTION 8.7.	Make-Whole Amount	13
SECTION 8.8.	Payments Due on Non-Business Days	14
SECTION 8.9.	Interest	14
SECTION 8.10.	Prepayment in Connection with a Noteholder Sanctions Event	15

- i -

- ii - SECTION 9. AFFIRMATIVE COVENANTS .....................................................................................16 SECTION 10. NEGATIVE COVENANTS ..........................................................................................16 SECTION 11. EVENTS OF DEFAULT ..............................................................................................16 SECTION 12. REMEDIES ON DEFAULT, ETC. .................................................................................17 SECTION 12.1. Acceleration ..................................................................................................17 SECTION 12.2. Other Remedies .............................................................................................17 SECTION 12.3. Rescission .....................................................................................................18 SECTION 12.4. No Waivers or Election of Remedies, Expenses, Etc ...................................18 SECTION 13. TAX INFORMATION .................................................................................................18 SECTION 13.1. FATCA Information .....................................................................................18 SECTION 13.2. Tax Withholding ...........................................................................................18 SECTION 14. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES ...........................................19 SECTION 14.1. Registration of Notes ....................................................................................19 SECTION 14.2. Transfer and Exchange of Notes ...................................................................19 SECTION 14.3. Replacement of Notes ...................................................................................20 SECTION 15. PAYMENTS ON NOTES .............................................................................................20 SECTION 15.1. Place of Payment...........................................................................................20 SECTION 15.2. Payment by Wire Transfer ............................................................................21 SECTION 16. EXPENSES, ETC. ......................................................................................................21 SECTION 16.1. Transaction Expenses ....................................................................................21 SECTION 16.2. Certain Taxes ................................................................................................22 SECTION 16.3. Survival .........................................................................................................22 SECTION 17. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT ...........................................................................................................22 SECTION 18. AMENDMENT AND WAIVER ....................................................................................22 SECTION 18.1. Requirements ................................................................................................22 SECTION 18.2. Solicitation of Holders of Notes ...................................................................23 SECTION 18.3. Binding Effect, Etc........................................................................................24 SECTION 18.4. Notes Held by the Company, Etc. .................................................................24 SECTION 19. NOTICES ..................................................................................................................24 SECTION 20. REPRODUCTION OF DOCUMENTS .............................................................................25 SECTION 21. CONFIDENTIAL INFORMATION ................................................................................25 - iii - SECTION 22. SUBSTITUTION OF PURCHASER ................................................................................26 SECTION 23. MISCELLANEOUS ....................................................................................................27 SECTION 23.1. Successors and Assigns .................................................................................27 SECTION 23.2. Accounting Terms .........................................................................................27 SECTION 23.3. Severability ...................................................................................................27 SECTION 23.4. Construction, Etc. ..........................................................................................28 SECTION 23.5. Governing Law .............................................................................................28 SECTION 23.6. Jurisdiction and Process; Waiver of Jury Trial .............................................28 SECTION 23.7. Intercreditor Agreement ................................................................................29 SECTION 23.8. Inconsistency.................................................................................................29 SECTION 23.9. Counterparts; Electronic Contracting ...........................................................29 SECTION 23.10. Note Agent ....................................................................................................29

- iv - SCHEDULE A — Defined Terms SCHEDULE B — Commitments and Funding Schedule SCHEDULE C — Form of Notice of Release SCHEDULE 1 — Form of 5.96% Senior Note due December 31, 2031 SCHEDULE 2 — Amortization Schedule SCHEDULE 3 — Form of Escrow Agreement PURCHASER SCHEDULE — Information Relating to Purchasers EXHIBIT A — Form of Accession Agreement - 1 - IE US HARDWARE 3 LLC 5.96% Notes due December 31, 2031 May 29, 2026 TO EACH OF THE PURCHASERS LISTED IN THE PURCHASER SCHEDULE HERETO: Ladies and Gentlemen: IE US Hardware 3 LLC, a limited liability company formed under the laws of the State of Delaware (“Company”), CSC Delaware Trust Company (in its capacity as “Note Agent”) and CSC Delaware Trust Company (in its capacities as “Intercreditor Agent” and “Collateral Agent” (as such terms are defined in the Intercreditor Agreement)) each agree with each of the Purchasers as follows: Section 1. AUTHORIZATION OF NOTES. Section 1.1. Notes. The Company will authorize the issue and sale of $2,100,000,000 aggregate principal amount of their 5.96% Notes due December 31, 2031, to be issued on each Escrow Funding Date (collectively, the “Notes”). The Notes shall be substantially in the form set out in Schedule 1. Certain capitalized and other terms used in this Agreement are defined in Schedule A or the Common Terms Agreement and, for purposes of this Agreement, the rules of construction set forth in Section 23.4 shall govern. Section 1.2. Collateral. The Notes will be secured in accordance with the Security Documents and will be subject to the Intercreditor Agreement, the Common Terms Agreement, and the other Note Documents. By entering into this Agreement, the Company and each other party hereto acknowledges and agrees to be bound by the provisions of each Note Document to which it is a party. Section 1.3. Collateral Agent; Intercreditor Agent. (a) By acceptance hereof, each holder of a Note acknowledges and agrees and each transferee of a Note shall be deemed to acknowledge and agree: (a) to the appointment of the Intercreditor Agent and the Collateral Agent under, and in accordance with the terms of, the Intercreditor Agreement and the other Financing Documents to which each is a party, and (b) that: (i) the Intercreditor Agent acts as intercreditor agent under the Intercreditor Agreement and the other Financing Documents to which it is a party; (ii) the Collateral Agent acts as collateral agent under the Intercreditor Agreement and the other Financing Documents to which it is a party and (iii) the Collateral Agent acts as the Purchasers’ representative under the Escrow Agreement, and, in each case, such agents have certain rights and obligations hereunder and under the Common Terms Agreement and the other Financing Documents to which each is a party. (b) Sections 7.1 through 7.12 of the Intercreditor Agreement are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein.

- 2 - (c) Each of the Collateral Agent and Intercreditor Agent agrees that it shall provide notice to each of the holders of the Notes in accordance with the terms of the Intercreditor Agreement and the Common Terms Agreement. In connection with any amendment, restatement, amendment and restatement, supplement, waiver or other modification of the terms and provisions of any Financing Document, approval or other direction or instruction of the Required Secured Parties or Required Financing Parties (as defined in the Intercreditor Agreement), the Intercreditor Agent shall notify each holder of the Notes to determine the vote of such holder in such matter and shall cast the vote of such holder in accordance with the terms of the Intercreditor Agreement. In connection with Section 9.4 of the Intercreditor Agreement, each Holder shall, at the request of the Intercreditor Agent, promptly give the Intercreditor Agent written notice of the Outstanding Amount (as defined in the Intercreditor Agreement) of such Holder and any other information that the Collateral Agent or the Intercreditor Agent, as applicable, may reasonably request. Section 2. SALE AND PURCHASE OF NOTES. Section 2.1. Sale and Purchase of Notes. Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser, and each Purchaser will purchase from the Company, on each Escrow Funding Date as provided in Section 3, Notes in the principal amount specified opposite such Purchaser’s name in Schedule B (all such amounts with respect to a Purchaser, such Purchaser’s “Note Commitment”) for the applicable Escrow Funding Date at the purchase price of one hundred percent (100%) of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder. Section 2.2. Reduction and Termination of Note Commitments. (a) Scheduled Termination. Unless previously terminated, the Note Commitments shall terminate on the last day of the Note Availability Period. (b) Voluntary Termination or Reduction. The Company may at any time terminate or reduce the Notes Commitments, in whole or in part, pro rata across all Purchasers and pro rata with the reduction of Delayed Draw Loan Commitments. Each partial reduction of the Notes Commitments shall be in an amount equal to at least US$1,000,000 (or, if less, the remaining amount of such Notes Commitments); provided that in connection with such termination or reduction the Company shall pay to each applicable Holder the Make-Whole Amount in respect of the Notes Commitments so terminated or reduced as if such amount had been fully drawn and repaid on the date of such termination or reduction. The Company shall notify the Purchasers and the Note Agent of any election to terminate or reduce the Notes Commitments at least three (3) Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. (c) Effect of Termination. Any reduction or termination of the Note Commitments shall be permanent. Section 3. FUNDINGS. - 3 - Section 3.1. Fundings. (a) Each sale and purchase of the Notes to be purchased by each Purchaser of Initial Notes shall occur at the offices of Latham & Watkins LLP, 1271 Avenue of the Americas, New York, New York 10020, at 12:00 p.m., Eastern time, on each Scheduled Escrow Funding Date or such other Business Day specified in the applicable Funding Instructions pursuant to Section 3.2 (such Scheduled Escrow Funding Date, or such other Business Day, as applicable, an “Escrow Funding Date”). (b) At each Escrow Funding Date, the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser on such Escrow Funding Date in the form of a single Note (or such greater number of Notes in denominations of at least $250,000 as such Purchaser may request) dated the date of such Escrow Funding Date and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds to the Escrow Account or, subject to Section 3.3, such account or accounts specified by the Company in the applicable Funding Instructions. (c) If, at any Escrow Funding Date, the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 3.2 of the Common Terms Agreement shall not have been fulfilled to the Required Holders’ satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of any of the conditions specified in Section 3.2 of the Common Terms Agreement not having been fulfilled to such the Required Holders’ satisfaction or such failure by the Company to tender such Notes. Section 3.2. Changes to Scheduled Escrow Funding Dates. (a) Acceleration. The Company shall have the right to bring forward any Scheduled Escrow Funding Date to any Business Day prior to such Scheduled Escrow Funding Date, at no additional cost to the Company, by providing written notice of such accelerated Escrow Funding Date to each Purchaser at least ten (10) Business Days in advance thereof. (b) Delay Period. The Company shall have the right to delay any Scheduled Escrow Funding Date to any Business Day on or prior to the earlier of (i) thirty (30) Business Days after such Scheduled Escrow Funding Date and (ii) the last day of the Note Availability Period, at no additional cost to the Company, by providing written notice of such new Escrow Funding Date (the “Delayed Escrow Funding Date”) to each Purchaser at least ten (10) Business Days in advance of the applicable Scheduled Escrow Funding Date if the delivery of the GPU Servers or any other Infrastructure to the Company is delayed under the Dell Purchase Agreement (whether or not such delay constitutes an “Excluded Delay” under the Customer Contract). Section 3.3. Simultaneous Escrow Funding and Escrow Release. With respect to any Tranche, if the conditions precedent set forth in Section 4.2 and Section 4.3 with respect to such Tranche are satisfied, or waived, in accordance with this Agreement and the Common Terms Agreement on the same date, the Company shall be permitted to instruct the Purchasers, pursuant to the applicable Funding Instructions, to fund into an account other than the Escrow Account.

- 4 - Section 4. CONDITIONS PRECEDENT. Section 4.1. Conditions Precedent to the Closing Date. The occurrence of the Closing Date is subject to the satisfaction of each of the conditions precedent set forth in Section 3.1 of the Common Terms Agreement unless, in each case, waived by each Purchaser in accordance with the terms of Section 3.1 of the Common Terms Agreement. Section 4.2. Conditions Precedent to each Escrow Funding Date. (a) Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at each Escrow Funding Date is subject to the fulfillment to the Required Holders’ satisfaction, prior to or at such Escrow Funding Date, of the conditions set forth under Section 3.2 of the Common Terms Agreement and Section 4.2(b) below, unless waived in accordance with the Common Terms Agreement. (b) At least six (6) Business Days prior to each Escrow Funding Date, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company (the “Funding Instructions”) confirming (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number/Swift Code/IBAN, (iii) the account name and number into which the purchase price for the applicable Notes is to be deposited, which account shall be fully opened and able to receive micro deposits in accordance with Section 4.2(c) at least three (3) Business Days prior to such Escrow Funding Date and (iv) contact information of a representative at the transferee bank and a representative at the Company available to confirm such instruction by telephone and email. (c) Each Purchaser has the right, but not the obligation, upon written notice (which may be by email) to the Company to elect to deliver a micro deposit (no greater than $51.00) to the account identified in the Funding Instructions no later than two (2) Business Days prior to the applicable Escrow Funding Date. If a Purchaser delivers a micro deposit, (i) in the case of funding into an account other than the Escrow Account, a Responsible Officer of the Company must verbally verify the receipt and amount of the micro deposit to such Purchaser on a telephone call initiated by such Purchaser prior to such Escrow Funding Date and (ii) in the case of funding into the Escrow Account, the Company must verbally verify the receipt and amount of the micro deposit to such Purchaser pursuant to the Escrow Agreement. Neither the Company nor the Escrow Agent shall be obligated to return the amount of the micro deposit, nor will the amount of the micro deposit be netted against the Purchaser’s purchase price of the applicable Notes. Section 4.3. Conditions Precedent to each Escrow Release Date. (a) The Collateral Agent’s obligation to deliver an Escrow Release Instruction to the Escrow Agent pursuant to Section 9.11(a) of the Common Terms Agreement with respect to each Tranche is subject to the fulfillment of the conditions set forth under Section 3.3 of the Common Terms Agreement and Section 4.3(b) below, unless waived in accordance with the Common Terms Agreement. (b) At least three (3) Business Days prior to any proposed Escrow Release Date, the Company shall deliver to each Purchaser and the Collateral Agent a notice substantially in the form of Schedule C (a “Notice of Release”) specifying (i) the proposed Escrow Release Date - 5 - (which shall be a Business Day), (ii) the Tranche to which such Escrow Release Date relates, (iii) the aggregate principal amount of Notes the proceeds of which are to be released from the Escrow Account on such Escrow Release Date, and (iv) the account(s) into which such proceeds are to be transferred. Section 5. REPRESENTATIONS OF THE COMPANY. Unless a representation and warranty is expressly made solely as of a specific date, the representations and warranties set forth in Article 4 of the Common Terms Agreement shall be deemed made by the Company to the Purchasers with respect to itself, as of the date hereof, the Closing Date and as otherwise required by Sections 3.2 and 3.3 of the Common Terms Agreement. Section 6. REPRESENTATIONS OF THE PURCHASERS. Section 6.1. Purchase for Investment. Each Purchaser severally represents that (a) it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof; provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control, (b) it or the separate accounts or pension or trust funds referred to in clause (a), as applicable, is an “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under Regulation D) and an “Institutional Account” (as defined in FINRA Rule 4512(c)), (c) it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Notes, (d) it and any accounts for which it is acting are each able to bear the economic risk of holding the Notes for an indefinite period of time, (e) during the course of making its investment decision with respect to the Company and the Notes, it has carefully reviewed the disclosure documents provided in connection with the Notes and has been furnished with all other materials that it considers relevant to an investment in the Notes, has had adequate opportunity to ask questions of and has received answers from the Company or any Person or Persons acting on behalf of the Company concerning the Company and the terms and conditions of the offering of the Notes to its satisfaction, has independently made its own analysis and decision to invest in the Notes and no statement or printed material which is contrary to the disclosure documents had been made or given to the Purchaser by or on behalf of the Company and (f) it is not relying upon, and has not relied upon any statement, representation or warranty made by J.P. Morgan Securities LLC (“JPMorgan”) or Goldman Sachs & Co. LLC (“GS” and, together with JPMorgan, the “Placement Agents”) or their respective Affiliates or any of the Placement Agents’ or their respective Affiliates’ control persons, officers, directors or employees, in making its investment or decision to invest in the Company. Each Purchaser agrees that none of the Placement Agents, their respective Affiliates nor any of the Placement Agents’ or their Affiliates’ control persons, officers, directors or employees shall be liable to any Purchaser in connection with its purchase of the Notes, except to the extent arising from the fraud, gross negligence or willful misconduct of the applicable Placement Agent. Each Purchaser understands that the Notes have not been registered under the Securities Act (and that the Company is not required to register the Notes) and may be resold only (i) if registered pursuant to the provisions of the Securities Act or (ii) if an exemption from registration is available, or (iii) if resold under circumstances where neither such registration nor such exemption is required by law, and that the Company is not required to register the Notes.

- 6 - Section 6.2. Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder: (a) the Source is an “insurance company general account” (as such term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed ten percent (10%) of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or (b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or (c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than ten percent (10%) of all assets allocated to such pooled separate account or collective investment fund; or (d) the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than twenty percent (20%) of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a Person Controlling or Controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent ten percent (10%) or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d); or - 7 - (e) the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a Person Controlling or Controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a ten percent (10%) or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or (f) the Source is a governmental plan, which is not subject to the provisions of Title I of ERISA or Section 4975 of the Code; or (g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or (h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA, as determined under 29 CFR § 2510.3-101 as modified by Section 3(42) of ERISA. As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in Section 3 of ERISA. Section 7. INFORMATION AS TO THE COMPANY. Section 7.1. Financial and Business Information. The Company covenants and agrees with the Noteholders that, from and after the Closing Date (unless expressly provided therein) and so long as any of the Notes are outstanding, the Company shall comply with the covenants set forth in Sections 5.4 and 5.5 of the Common Terms Agreement (as any such covenant may be amended, modified or waived from time to time in accordance with the Common Terms Agreement). Section 8. PAYMENT AND PREPAYMENT OF THE NOTES. Section 8.1. Payments; Maturity. (a) Payment of principal of each Note with respect to each Tranche shall be due and made, at par and without payment of the Make-Whole Amount or any premium, in accordance with the amortization schedule attached hereto as Schedule 2 (as the same may be updated in accordance with clause (b) below, the “Amortization Schedule”) on each Payment Date specified therein and on the Maturity Date. (b) Within five (5) Business Days of the date on which the Customer accepts each Tranche in writing pursuant to the Customer Contract, the Company shall deliver to each holder and the Note Agent a proposed updated Amortization Schedule taking into account the actual Amortization Start Date for such Tranche, and any reference to the Amortization Schedule thereafter shall be read as a reference to such Amortization Schedule as updated pursuant to this

- 8 - clause (b) without the need for any amendment or action on the part of the holders or the Note Agent. (c) Upon any partial prepayment of any Notes pursuant to Section 8.2 or Section 8.6, such prepayment shall be applied ratably to such Notes held by each holder who accepted such partial prepayment, or in the case of a prepayment pursuant to Section 8.6(b), ratably to all Notes that are being prepaid, to reduce the principal amount of each installment of such Notes becoming due under this Section 8.1 on and after the date of such prepayment ratably. (d) The Notes shall mature and all remaining unpaid principal and accrued interest shall be due and payable on the Maturity Date. Section 8.2. Optional Prepayments. (a) The Company may, at its option, upon notice as provided below, prepay at any time all or any part of the Notes, in a whole multiple of $500,000, or if less, the entire principal amount thereof then outstanding, at one hundred percent (100%) of the principal amount so prepaid, together with unpaid interest accrued thereon to the date of such prepayment and, solely in the case of any such optional prepayment made prior to September 30, 2031, the Make-Whole Amount determined for the prepayment date with respect to such principal amount of the Notes. For the avoidance of doubt, no Make-Whole Amount shall be payable in connection with any optional prepayment made on or after September 30, 2031. (b) Notwithstanding the foregoing, if the Company elects to prepay the Delayed Draw Loans pursuant to Section 2.09(a) of the Credit Agreement, concurrently with the delivery of notice of such election to the Administrative Agent pursuant to Section 2.09(a)(i) of the Credit Agreement, the Company shall offer to prepay the Notes in accordance with Section 8.6(b) at one hundred percent (100%) of the principal amount thereof, together with unpaid interest accrued thereon to the date of such prepayment, without payment of any Make-Whole Amount or other premium, on a pro rata basis with such prepayment of the Delayed Draw Loans under the Credit Agreement; provided that each holder of a Note may, in its sole discretion, accept or reject such offer as to all or any portion of its Notes; provided, further, that the Company may, at its election, use any amount so declined or deemed declined by the holders of the Notes to prepay the Delayed Draw Loans (and, for the avoidance of doubt, in such an event, this Section 8.2(b) shall not apply to such prepayment of such Delayed Draw Loans). (c) The Company will give each holder of Notes (with copy to the Note Agent) written notice of each optional prepayment under Section 8.2(a) not less than ten (10) days and not more than sixty (60) days prior to the date fixed for such prepayment unless the Company and the Required Holders agree to another time period pursuant to Section 18. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Financial Officer as to the estimated Make-Whole Amount (if applicable) due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. If applicable, two (2) Business Days prior to such - 9 - prepayment, the Company shall deliver to each holder of Notes (with copy to the Note Agent) a certificate of a Financial Officer specifying the calculation of the Make-Whole Amount as of the specified prepayment date. Section 8.3. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes pursuant to Section 8.1, Section 8.2 or Section 8.6, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. Section 8.4. Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and the Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note. Section 8.5. Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least ten (10) Business Days. If the holders of more than fifty percent (50%) of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact (with a copy to the Note Agent) and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least ten (10) Business Days from its receipt of such notice to accept such offer. A failure by a holder of Notes to respond to an offer to purchase made pursuant to subpart (b) of this Section 8.5 shall be deemed to constitute a rejection of such offer by such holder. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to this Agreement and no Notes may be issued in substitution or exchange for any such Notes. Section 8.6. Mandatory Prepayments and Offers to Prepay. (a) Mandatory Prepayment Offer Events. In accordance with, and subject to, the terms of the Common Terms Agreement and the Intercreditor Agreement, in the event that the Company receives any proceeds listed in Section 8.6(a)(i) or (ii) or in the case set forth in Section 8.6(a)(iii), (iv), (v) or (vi), in each case unless the Company has previously or concurrently elected to prepay all of the Notes pursuant to Section 8.2, the Company shall make to each Noteholder an offer to prepay all or a portion of the Notes of such Noteholder in accordance with Section 8.6(b), at a price in cash equal to one hundred percent (100%) of the outstanding principal amount thereof, together with unpaid interest accrued thereon, if any, to the date of such prepayment. For the

- 10 - avoidance of doubt, each of the events set forth in this Section 8.6(a) shall obligate the Company to make a mandatory offer of prepayment but shall not trigger a mandatory “call” on the Notes. Except as provided in Section 8.6(a)(i), no Make-Whole Amount or other premium shall be required to be paid in connection with any prepayment pursuant to this Section 8.6(a). (i) Non-Permitted Indebtedness. The Company shall apply an amount equal to one hundred percent (100%) of the Net Proceeds of any incurrence of Indebtedness that is not permitted pursuant to Section 6.1 of the Common Terms Agreement to, on a pro rata basis, (x) prepay the Delayed Draw Loans in accordance with the Credit Agreement and (y) make a mandatory offer to prepay in accordance with this Section 8.6; provided that a mandatory prepayment pursuant to this clause (i) shall be accompanied by the Make-Whole Amount. (ii) Other Proceeds. The Company shall apply an amount equal to one hundred percent (100%) of Other Proceeds (excluding (A) in the case of any Casualty Event, any Net Proceeds thereof less than $10,000,000 from any single event or $20,000,000 in the aggregate from all such events during any fiscal year, (B) Dispositions made pursuant to Section 6.5(g) of the Common Terms Agreement and (C) in the case of any other Disposition by the Company permitted pursuant to Section 6.5 of the Common Terms Agreement, any Net Proceeds thereof less than $10,000,000 from any single event or $20,000,000 in the aggregate from all such events during any fiscal year) received by the Company to, on a pro rata basis, (x) prepay the Delayed Draw Loans in accordance with the Credit Agreement and (y) make a mandatory offer to prepay in accordance with this Section 8.6. (iii) Termination of Tranche. The Company shall make an offer to prepay all of the Notes of each Noteholder relating to the applicable Tranche in accordance with this Section 8.6, upon the valid termination of such Tranche under the Customer Contract by the Customer as a result of non-acceptance of such Tranche by the Customer; provided that such redemption of Notes shall be deferred until the expiration of the applicable Remarketing Period and be required solely to the extent required after giving pro forma effect to any replacement customer contract with a Qualified Customer (as defined in the Common Terms Agreement) entered into during such Remarketing Period. (iv) Cash Trap Prepayment Event. Promptly but, in any event, no later than three (3) Business Days after the occurrence of a Cash Trap Prepayment Event and on each Monthly Payment Date thereafter until such time as the Debt Service Coverage Ratio is equal to at least 1.10:1.00 calculated as of the date of any prepayment made pursuant to this Section 8.6(a)(iv) (and after taking into account such prepayment) the Company shall apply the lesser of (x) one hundred percent (100%) of the amounts on deposit in the Cash Trap Reserve Account and (y) the amount necessary to cause the Debt Service Coverage Ratio to be equal to at least 1.10:1.00 after giving effect to such prepayment, to, on a pro rata basis, (A) prepay the Delayed Draw Loans in accordance with Section 2.09(b)(v) of the Credit Agreement and (B) make a mandatory offer to prepay in accordance with this Section 8.6. - 11 - (v) LTC Event. On the next Monthly Payment Date after the occurrence of the LTC Event, to the extent cash remains in the Collection Account after giving effect to payments made pursuant to Sections 9.2(a) through (d)(ii) of the Common Terms Agreement and all other payments required pursuant to Section 9.2(d)(iii) of the Common Terms Agreement, the Company shall apply such amount to, on a pro rata basis, (x) prepay the Delayed Draw Loans in accordance with Section 2.09(b)(vi) of the Credit Agreement and (y) make a mandatory offer to prepay in accordance with this Section 8.6, as necessary to ensure that the aggregate amount of the outstanding Delayed Draw Loans and Notes does not exceed the LTC Threshold Amount. (vi) Resizing Trigger Event. If, following any Resizing Trigger Date, the Projected Debt Service Coverage Ratio for any Monthly Payment Date from the first Amortization Start Date until the Term Maturity Date (as defined in the Credit Agreement) is less than 1.20:1.00 based on the latest Resizing Trigger Financial Model delivered pursuant to Section 5.25 of the Common Terms Agreement, the Company shall (A) within ten (10) Business Days of the first Resizing Trigger Date, on a pro rata basis, (x) prepay the Delayed Draw Loans in accordance with the Credit Agreement and (y) make a mandatory offer to prepay in accordance with this Section 8.6, in each case, solely using amounts then on deposit in the Distribution Reserve Account and Cash Trap Reserve Account in the amount necessary to cause the aggregate amount of Delayed Draw Loans and Notes then outstanding not to exceed the amount that would cause the Sizing DSCR Requirement to be satisfied (it being acknowledged that, if the Company has insufficient deposits in the Distribution Reserve Account or Cash Trap Reserve Account, failure to so prepay the Delayed Draw Loans or make an offer to prepay the Notes pursuant to this clause (A) shall not be an Event of Default) and (B) within ten (10) Business Days of the second Resizing Trigger Date, on a pro rata basis, (x) prepay the Delayed Draw Loans in accordance with Section 2.09(b)(vii) of the Credit Agreement and (y) make a mandatory offer to prepay in accordance with this Section 8.6, in the amount necessary to cause the aggregate amount of Delayed Draw Loans and Notes then outstanding not to exceed the amount that would cause the Sizing DSCR Requirement to be satisfied (it being acknowledged that failure to satisfy this clause (B) shall only be an Event of Default if the Company has not concurrently funded the prepayment or offer to redeem required by this clause (B) with deposits in the Distribution Account, Distribution Reserve Account or Cash Trap Reserve Account and/or an equity contribution from the Parent (in excess of the Parent Equity Amount for all Tranches)). (b) Procedures for Offers to Repurchase. Any offer to repurchase the Notes pursuant to Section 8.2(b) or Section 8.6 (an “Offer to Repurchase”) shall be made as set forth in this Section 8.6(b) and shall be irrevocable. Within thirty (30) days following the date on which the Company receives the proceeds listed in Section 8.6(a)(i) or (ii), upon the occurrence of the event set forth in Section 8.6(a)(iii), on the date set forth therein in the case of Section 8.6(a)(iv), (v) or (vi), or on the date selected by the Company in the case of Section 8.2(b) (the “Repurchase Offer Date”), the Company will deliver a notice which shall remain open for a period of twenty (20) Business Days (or such longer period specified by the Company in the Offer to Repurchase) following the Repurchase Offer Date (the “Repurchase Offer Period”) to each holder of Notes with a copy to the Note Agent, which notice shall contain all instructions and materials necessary to enable each holder of Notes to accept the Offer to Repurchase with respect to its Notes and, if

- 12 - applicable, to tender its Notes with respect to such Offer to Repurchase. Such notice, which shall govern the terms of the Offer to Repurchase, shall describe the events or circumstances giving rise to such Offer to Repurchase and shall state: (i) the date on which the Company shall repurchase the Notes validly tendered for repurchase pursuant to this Section 8.6(b) (the “Repurchase Date”), which date shall be no earlier than thirty (30) days and no later than sixty (60) days from the Repurchase Offer Date; (ii) the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3 in the case of Section 8.6(a)(i) and (ii)), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid; (iii) that each holder of Notes has the right to accept such Offer to Repurchase in whole or in part (in each case, in its sole discretion) before the last day of the Repurchase Offer Period; (iv) that any holder of Notes electing to have all or any portion of its Notes repurchased shall deliver to the Company and the Note Agent a written notice of acceptance, on or prior to the last day of the Repurchase Offer Period, and that failure of any holder of Notes to so deliver such notice of acceptance on or prior to the last day of the Repurchase Offer Period shall be deemed to be a rejection by such holder of such Offer to Repurchase; (v) that each holder of Notes has the right to withdraw its election to accept any Offer to Repurchase if such holder notifies the Company regarding such withdrawal prior to the close of business on the third Business Day preceding the Repurchase Date; (vi) that, unless the Company defaults in making the prepayment, the Notes tendered for repurchase pursuant to the Offer to Repurchase shall cease to accrue interest with respect to the amount so repurchased on the Repurchase Date; and (vii) the private placement number, if any, printed on such Notes. (c) On the Repurchase Date, the Company shall (A) accept for payment the Notes or portions thereof tendered for repurchase pursuant to the related Offer to Repurchase and (B) pay to each applicable holder an amount equal to the payment required in respect of such holder’s Notes or portions thereof so tendered pursuant to this Section 8.6(b). (d) On and after the Repurchase Date, interest shall cease to accrue on the Notes redeemed or the portions thereof repurchased. If any holder of Notes accepts an Offer to Repurchase pursuant to this Section 8.6(b) but the Company does not repurchase such Note on the Repurchase Date set forth in the applicable notice delivered by the Company in connection with such Offer to Repurchase, interest shall accrue on the unpaid principal from the Repurchase Date until the date such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the Default Rate. - 13 - (e) Notwithstanding Section 8.2(b), the Company: (i) may use the amount of any Offer to Repurchase made in connection with Section 8.2(b) or Section 8.6(a)(i), (ii) or (iii) declined or deemed declined by a holder of Notes to prepay the Delayed Draw Loans pursuant to Section 2.09(a) of the Credit Agreement (and, for the avoidance of doubt, in such an event, Section 8.2(b) shall not apply to such prepayment of such Delayed Draw Loans); and (ii) shall use the amount of any Offer to Repurchase made in connection with Section 8.6(a)(iv), (v) or (vi) declined or deemed declined by a holder of Notes to prepay the Delayed Draw Loans pursuant to the Credit Agreement (and, for the avoidance of doubt, in such an event, Section 8.2(b) shall not apply to such prepayment of such Delayed Draw Loans). Section 8.7. Make-Whole Amount. The term “Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal; provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings: “Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2(a), has become or is declared to be immediately due and payable pursuant to Section 12.1, or the amount by which such Note Commitment has been terminated or reduced pursuant to Section 2.2(b), as the context requires. “Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal. “Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (a) 0.5% plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (i) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the- run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

- 14 - If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (a) 0.5% plus (b) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note. “Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment. “Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 2.2(b), Section 8.2 or Section 12.1. “Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 2.2(b), Section 8.2, or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires. Section 8.8. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of interest, of principal, or of Make-Whole Amount on any Note that is due on a date that is not a Business Day shall be made in accordance with Section 12.5(f) of the Common Terms Agreement; provided any payment of principal of or Make-Whole Amount on any Note (including principal due on the Maturity Date of such Note) that is due on a date that is not a Business Day and paid on next succeeding Business Day shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day. Section 8.9. Interest. Each Note shall bear interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.96% per annum, - 15 - from the applicable Escrow Funding Date, and shall be paid concurrently with any return of Escrow Deposit (as defined in the Escrow Agreement) and on each Payment Date occurring after the Escrow Funding Date, commencing on the Payment Date falling in the month following the month of the initial Escrow Funding Date, and on the Maturity Date until the principal thereof shall have become due and payable, and (b) to the extent permitted by law, (i) on any overdue payment of interest and (ii) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount at a rate per annum from time to time equal to the Default Rate, payable monthly as aforesaid (or, at the option of the applicable holder, on demand). Section 8.10. Prepayment in Connection with a Noteholder Sanctions Event. (a) Upon the Company’s receipt of notice from any Affected Noteholder that a Noteholder Sanctions Event has occurred (which notice shall refer specifically to this Section 8.10(a) and describe in reasonable detail such Noteholder Sanctions Event), the Company shall promptly, and in any event within ten (10) Business Days, make an offer (the “Sanctions Prepayment Offer”) in writing (with a copy to the Note Agent) to prepay the entire unpaid principal amount of Notes held by such Affected Noteholder (the “Affected Notes”), together with interest thereon to the prepayment date selected by the Company with respect to each Affected Note, but without payment of any Make-Whole Amount with respect thereto, which prepayment shall be on a Business Day not less than thirty (30) days and not more than sixty (60) days after the date of the Sanctions Prepayment Offer (the “Sanctions Prepayment Date”). Such Sanctions Prepayment Offer shall provide that such Affected Noteholder notify the Company in writing by a stated date (the “Sanctions Prepayment Response Date”), which date is not later than ten (10) Business Days prior to the stated Sanctions Prepayment Date, of its acceptance or rejection of such prepayment offer. If such Affected Noteholder does not notify the Company as provided above, then such holder shall be deemed to have accepted such Sanctions Prepayment Offer. (b) Subject to the provisions of subparagraphs (c) and (d) of this Section 8.10, the Company shall prepay on the Sanctions Prepayment Date the entire unpaid principal amount of the Affected Notes held by such Affected Noteholder if it has accepted (or has been deemed to have accepted) such prepayment offer (in accordance with subparagraph (a)), together with interest thereon to the Sanctions Prepayment Date with respect to each such Affected Note, but without payment of any Make-Whole Amount with respect thereto. (c) If a Noteholder Sanctions Event has occurred but the Company and/or the Pledgor have taken such action(s) in relation to their activities so as to remedy such Noteholder Sanctions Event (with the effect that a Noteholder Sanctions Event no longer exists, as reasonably determined by such Affected Noteholder) prior to the Sanctions Prepayment Date, then the Company shall no longer be obliged or permitted to prepay such Affected Notes in relation to such Noteholder Sanctions Event. If the Company and/or the Pledgor shall undertake any actions to remedy any such Noteholder Sanctions Event, the Company shall keep the holders reasonably and timely informed of such actions and the results thereof. (d) If any Affected Noteholder that has given written notice to the Company of its acceptance of (or has been deemed to have accepted) the Company’s prepayment offer in accordance with subparagraph (a) also gives notice to the Company prior to the relevant Sanctions Prepayment Date that it has determined (in its sole discretion) that it requires clearance from any

- 16 - Governmental Authority in order to receive a prepayment pursuant to this Section 8.10, the principal amount of each Note held by such Affected Noteholder, together with interest accrued thereon to the date of prepayment, shall become due and payable on the later to occur of (but in no event later than the Maturity Date) (i) such Sanctions Prepayment Date and (ii) the date that is ten (10) Business Days after such Affected Noteholder gives notice to the Company that it is entitled to receive a prepayment pursuant to this Section 8.10 (which may include payment to an escrow account designated by such Affected Noteholder to be held in escrow for the benefit of such Affected Noteholder until such Affected Noteholder obtains such clearance from such Governmental Authority), and in any event, any such delay in accordance with the foregoing clause (ii) shall not give rise to any Default or Event of Default. (e) Promptly, and in any event within five (5) Business Days, after the Company’s receipt of notice from any Affected Noteholder that a Noteholder Sanctions Event shall have occurred with respect to such Affected Noteholder, the Company shall forward a copy of such notice to the Intercreditor Agent (for distribution to each holder of Notes). (f) The Company shall promptly, and in any event within ten (10) Business Days, give written notice to the holders after the Company or the Pledgor having been notified that (i) its name appears or may in the future appear on a list of the type described in clause (a) of the definition of “Sanctioned Person” in the Common Terms Agreement or (ii) it is in violation of, or is subject to the imposition of sanctions under, any Sanctions, which notice shall, in each case, describe the facts and circumstances thereof and set forth the action, if any, that the Company or the Pledgor proposes to take with respect thereto. (g) The foregoing provisions of this Section 8.10 shall be in addition to any rights or remedies available to any holder of Notes that may arise under this Agreement or any other Note Document as a result of the occurrence of a Noteholder Sanctions Event; provided, that, if the Notes shall have been declared due and payable pursuant to Section 12.1 as a result of the events, conditions or actions of the Company or the Pledgor that gave rise to a Noteholder Sanctions Event, the remedies set forth in Section 12 shall control. Section 9. AFFIRMATIVE COVENANTS. The Company covenants and agrees with the Collateral Agent, the Intercreditor Agent and each Purchaser that from and after the Closing Date (unless expressly provided therein) and so long as any of the Notes are outstanding, the Company shall comply with the covenants set forth in Article 5 of the Common Terms Agreement (as any such compliance may be amended, modified or waived from time to time in accordance with the Common Terms Agreement). Section 10. NEGATIVE COVENANTS. The Company covenants and agrees with the Collateral Agent, the Intercreditor Agent and each Purchaser that from and after the Closing Date (unless expressly provided therein) and so long as any of the Notes are outstanding, the Company shall comply with the covenants set forth in Article 6 of the Common Terms Agreement (as any such compliance may be amended, modified or waived from time to time in accordance with the Common Terms Agreement). Section 11. EVENTS OF DEFAULT. - 17 - The occurrence of any of the Events of Default set forth in Article 7 of the Common Terms Agreement, the terms of which are hereby incorporated by reference in this Agreement, shall constitute an Event of Default under this Agreement; provided that any amendment to, or waiver of, the terms and conditions of Article 7 of the Common Terms Agreement in accordance with the terms thereof shall also amend, or waive, such terms and conditions as incorporated herein without any further action required by any Person. Section 12. REMEDIES ON DEFAULT, ETC. Section 12.1. Acceleration. (a) If an Event of Default with respect to the Company described in Section 7.1(h) or (i) of the Common Terms Agreement has occurred, all the Notes then outstanding shall automatically become immediately due and payable. (b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable. (c) If any Event of Default described in Section 7.1(b) or (c) of the Common Terms Agreement has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable. Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including interest accrued thereon at the Default Rate) and (y) the Make-Whole Amount determined in respect of such principal amount, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances. Section 12.2. Other Remedies. Subject to the Intercreditor Agreement and the terms of the applicable Security Documents, if any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise. Upon the occurrence and during the continuance of any Event of Default, any proceeds received as a result of the exercise of any remedies by the Secured Parties shall be applied in accordance with the terms of the Intercreditor Agreement and the Security Documents.

- 18 - Section 12.3. Rescission. At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable Law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 18.1, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon. Section 12.4. No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement or any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 16, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all reasonable and documented costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including reasonable and documented attorneys’ fees, expenses and disbursements. Section 13. TAX INFORMATION. Section 13.1. FATCA Information. By acceptance of any Note, the holder of such Note agrees that such holder will with reasonable promptness duly complete and deliver to the Company, the Note Agent or any Agent or to such other Person as may be reasonably requested by the Company, the Note Agent or an Agent, from time to time (i) in the case of any such holder that is a United States Person, such holder’s United States tax identification number or other forms reasonably requested by the Company, the Note Agent or any Agent necessary to establish such holder’s status as a United States Person under FATCA and as may otherwise be necessary for the Company, the Note Agent, or any Agent to comply with its obligations under FATCA and (ii) in the case of any such holder that is not a United States Person, such documentation prescribed by applicable Law (including as prescribed by section 1471(b)(3)(C)(i) of the Code) and such additional documentation as may be necessary for the Company, the Note Agent, or any Agent to comply with its obligations under FATCA and to determine that such holder has complied with such holder’s obligations under FATCA or to determine the amount (if any) to deduct and withhold from any such payment made to such holder. Nothing in this Section 13.1 shall require any holder to provide information that is confidential or proprietary to such holder unless the Company, the Note Agent or any Agent is required to obtain such information under FATCA and, in such event, the Company, the Note Agent or any Agent shall treat any such information it receives as confidential. Section 13.2. Tax Withholding. Except as otherwise required by applicable Law, the Company agrees that it will not withhold any tax from any applicable payment to be made to a holder - 19 - of a Note that is not a United States Person so long as such holder shall have delivered to the Company (in such number of copies as shall be requested) on or before the date on which such holder becomes a holder under this Agreement (and from time to time thereafter upon the reasonable request of the Company), (i) executed copies of IRS Form W-8BEN, IRS Form W-8BEN-E or W-8ECI, as applicable (or, in each case, any successor form and, in each case, attached to an IRS Form W-8IMY, if required), (ii) if claiming an exemption from US federal withholding tax for “portfolio interest” under Sections 871(h) or 881(c) of the Code, a statement certifying (A) that such holder is not a ten percent (10%) shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Company (or its regarded owner, if applicable), (B) that it is not a controlled foreign corporation related to the Company (or its regarded owner, if applicable) (within the meaning of Section 864(d)(4) of the Code), and (C) that it is not a “bank” as such term is used in Section 881(c)(3)(A) of the Code and (iii) any other reasonably requested US tax documentation as will permit such payment to be made without US federal withholding under the law as in effect on the date hereof, in each case of clauses (i) through (iii), correctly completed and executed and validly claiming a complete exemption from US federal withholding tax (including, for the avoidance of doubt, any such tax imposed pursuant to FATCA). Each holder acknowledges and agrees that it will be required to update any such previously provided tax form if such form is rendered obsolete or incorrect by reason of a lapse of time or otherwise, and agrees to notify the Company within thirty days if it becomes a United States person or there is any other change in circumstance which renders the information in a previously provided tax form incorrect or incomplete. Section 14. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES. Section 14.1. Registration of Notes. The Company shall, or shall cause the Note Agent to, keep at its office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes and the principal amount and stated interest of the Notes owing to each holder, each transfer thereof and the name and address of each transferee of one or more Notes, in each case, as notified to the Company and the Note Agent in writing by such holder or transferee, shall be registered in such register. If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes, as notified to the Company and the Note Agent in writing by such nominee, shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company and the Note Agent shall not be affected by any notice or knowledge to the contrary. The Company shall, or shall cause the Note Agent to, give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders and beneficial owners of Notes. Section 14.2. Transfer and Exchange of Notes. Upon written notice to the Note Agent and the Company and surrender of any Note to the Company (with a copy to the Note Agent) at the address and to the attention of the designated officer (all as specified in Section 19), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten (10) Business

- 20 - Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note (and the Company shall deliver to the Note Agent a copy of such Note simultaneously with providing such Note to such holder) and the Note Agent shall register any such transfer, exchange or surrender. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Schedule 1, as applicable. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company and/or the Note Agent may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $1,000,000; provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $1,000,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in Section 6.1 and Section 6.2. For the avoidance of doubt, a transferee shall not, by its acceptance of a Note or otherwise, become a Substitute Purchaser, except as provided in Section 22. Each transferee of a Note shall deliver an executed accession agreement to this Agreement, substantially in the form of Exhibit A hereto, to the Company and the Collateral Agent. Section 14.3. Replacement of Notes. Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 19) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and: (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $10,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or (b) in the case of mutilation, upon surrender and cancellation thereof, within ten (10) Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon. Section 15. PAYMENTS ON NOTES. Section 15.1. Place of Payment. Subject to Section 15.2, payments of principal, Make- Whole Amount, if any, and interest becoming due and payable on the Notes shall be made through the Note Agent by the Company paying the applicable amount to the Note Agent for the account of each applicable holder. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal - 21 - office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction. Section 15.2. Payment by Wire Transfer. So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 15.1 or in such Note to the contrary, the Company will pay, or cause the Note Agent to pay, all sums becoming due on such Note for principal, Make-Whole Amount, if any, interest and all other amounts becoming due hereunder by the method and at the address specified for such purpose below such Purchaser’s name in the Purchaser Schedule, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company and the Note Agent in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note (with a copy to the Note Agent), such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 15.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 14.2 (with a copy to the Note Agent). The Company will afford the benefits of this Section 15.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 15.2. Section 16. EXPENSES, ETC. Section 16.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable and documented costs and expenses (including reasonable and documented attorneys’ fees of one special counsel for all of the holders of the Notes and, if reasonably required by the Required Holders, of one local or other counsel for all of the holders of the Notes, in each case, as agreed in writing with the Company) reasonably incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Notes or any other Note Document (whether or not such amendment, waiver or consent becomes effective), including: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Notes or any other Note Document or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Notes or any other Note Document, or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors’ fees incurred in connection with the insolvency or bankruptcy of the Company or any Financing Party or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes and the other Note Documents, and (c) the costs and expenses reasonably incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO; provided that such costs and expenses under this clause (c) shall not exceed five thousand Dollars ($5,000). If required by the NAIC, the Company shall obtain and maintain at its own cost and expense a Legal Entity Identifier (LEI).

- 22 - The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, (i) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes), (ii) any and all wire transfer fees that any bank or other financial institution deducts from any payment under such Note to such holder or otherwise charges to a holder of a Note with respect to a payment under such Note and (iii) any judgment, liability, claim, order, decree, fine, penalty, cost, fee, expense (including reasonable attorneys’ fees and expenses) or obligation resulting from the consummation of the transactions contemplated hereby, including the use of the proceeds of the Notes by the Company. Section 16.2. Certain Taxes. The Company agrees to pay all stamp, documentary or similar taxes or fees which may be payable in respect of the execution and delivery or the enforcement of this Agreement or any other Note Document or the execution and delivery (but not the transfer) or the enforcement of any of the Notes in the United States or any other jurisdiction where the Company has assets or of any amendment of, or waiver or consent under or with respect to, this Agreement or of any of the Notes or any other Note Document, and to pay any value added tax due and payable in respect of reimbursement of costs and expenses by the Company pursuant to this Section 16, and will save each holder of a Note to the extent permitted by applicable Law harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax or fee required to be paid by the Company under this Section 16.2. Section 16.3. Survival. The obligations of the Company under this Section 16 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, the Notes or any other Note Document, and the termination of this Agreement. Section 17. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT. All representations and warranties contained herein, in the Common Terms Agreement and in the other Note Documents shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement, the Common Terms Agreement and the other Note Documents shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement, the Common Terms Agreement and the other Note Documents embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof. Section 18. AMENDMENT AND WAIVER. Section 18.1. Requirements. Subject to the Intercreditor Agreement and the Common Terms Agreement, this Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), only with the written consent of the Company and the Required Holders; provided that: - 23 - (a) no amendment or waiver of any of Section 1, Section 2, Section 3, Section 4.1, Section 6 or Section 22 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing; (b) no amendment, modification or waiver of this Agreement that affects the liabilities, rights, privileges, protections, exculpations, immunities, indemnities, benefits or duties of the Note Agent or any Agent (including the payment of fees, expenses or other amounts payable to the Note Agent or any Agent) will be effective as to the Note Agent or any Agent unless consented to by the Note Agent or such Agent, as applicable, in writing; and no amendment or waiver may, without the written consent of each Purchaser and the holder of each Note at the time outstanding, (i) subject to Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of (x) interest on the Notes or (y) the Make- Whole Amount, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any amendment or waiver, or (iii) amend any of Section 8 (except as otherwise expressly set forth therein), Section 12, this Section 18 or Section 21. Section 18.2. Solicitation of Holders of Notes. (a) Solicitation. The Company will provide each holder of a Note with sufficient information, sufficiently far in advance of the date a decision is required, as reasonably requested to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof (including the provisions of the Common Terms Agreement incorporated by reference) or of the Notes or any other Note Document. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 18 or any other Note Document to each holder of a Note promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes. (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of a Note as consideration for or as an inducement to the entering into by such holder of any waiver or amendment of any of the terms and provisions hereof or any Note or any other Note Document unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of a Note even if such holder did not consent to such waiver or amendment. (c) Consent in Contemplation of Transfer. Any consent given pursuant to this Section 18 or pursuant to the terms of any other Note Document by a holder of a Note that has transferred or has agreed to transfer its Note to (i) the Company, (ii) any Subsidiary or any other Affiliate or (iii) any other Person in connection with, or in anticipation of, such other Person acquiring, making a tender offer for or merging with the Company and/or any of its Affiliates, in each case in connection with such consent, shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder. Section 18.3. Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 18 or pursuant to the terms of any other Note Document applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and any holder of a Note and no delay in exercising any rights hereunder or under any Note or any other Note Document shall operate as a waiver of any rights of any holder of such Note. Section 18.4. Notes Held by the Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, the Notes or any other Note Document, or have directed the taking of any action provided herein or under the Notes or any other Note Document to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding. Section 19. NOTICES. All notices and communications provided for hereunder shall be in writing and sent (including electronic mail) and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by electronic mail, as follows; provided that any notice or communication sent by courier service or mail must also be transmitted by electronic mail to the applicable electronic mail address specified below: (a) if to any Purchaser or its nominee, to such Purchaser or nominee at the address or electronic mail address, as applicable, specified for such communications in the Purchaser Schedule, or at such other address as such Purchaser or nominee shall have specified to the Company and the Note Agent in writing; (b) if to any other holder of any Note, to such holder at such address or electronic mail address, as applicable, as such other holder shall have specified to the Company and the Note Agent in writing; (c) if to the Collateral Agent, the Intercreditor Agent, or the Note Agent, at: CSC Delaware Trust Company, 251 Little Falls Drive, Wilmington, DE 19808, Attention: Kelvin Vargas / Karen Abarca, Email: [***] / [***] / [***] or at such other address as the Collateral Agent, the Intercreditor Agent, or the Note Agent shall have specified to the Company and the holders in writing; or (d) if to the Company, to the following address or electronic mail address, as applicable, or at such other address as the Company shall have specified to the holder of each Note and the Note Agent in writing: - 24 - - 25 - 620 FM 1033, Childress TX 79201 USA Attention: Chief Financial Officer Email: [***]; [***] with a copy to (which shall not constitute notice): Milbank LLP 55 Hudson Yards, New York, NY 10001-2163 Attention: Jaime Ramirez Email: [***] Notices under this Section 19 will be deemed given only when actually received. Section 20. REPRODUCTION OF DOCUMENTS. This Agreement and all documents relating hereto, including (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser on the Closing Date, any Escrow Funding Date or any Escrow Release Date (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable Law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 20 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction. Section 21. CONFIDENTIAL INFORMATION. For the purposes of this Section 21, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company or its Affiliates in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such Affiliate; provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 5.4 of the Common Terms Agreement that are otherwise publicly available. Each Purchaser, each holder and the Note Agent will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Person in good faith to protect confidential information of third parties delivered to such Person; provided that such Purchaser and the Note Agent may deliver or disclose Confidential Information to (i) its Affiliates and its and its Affiliates’

- 26 - respective directors, officers, employees, partners, investors whose funds have been used to purchase Notes, agents, attorneys and trustees (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes) who, in each case, agree to hold confidential the Confidential Information substantially in accordance with this Section 21 or on terms at least as restrictive as this Section 21, (ii) its auditors, financial advisors, investment advisors and other professional advisors who, in each case, agree to hold confidential the Confidential Information substantially in accordance with this Section 21 or on terms at least as restrictive as this Section 21, (iii) any other holder of any Note, (iv) if the holder of a Note is a trust fund, to the beneficiaries or beneficial owners of such trust fund, (v) any Institutional Investor to which it sells, transfers or pledges or offers to sell, transfer or pledge such Note or any part thereof or any participation therein and any beneficiary, agent, custodian or trustee in connection therewith (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 21), (vi) any Person from which it offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 21), (vii) any federal, state or other regulatory authority having jurisdiction over such Purchaser, Note Agent, any recipient of Confidential Information under this Section 21, or in each case, its portfolio or any transactions relating thereto, (viii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s or Note Agent’s investment portfolio, or (ix) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser or the Note Agent or its investment managers or investment advisors or to its investment portfolio or any transactions relating thereto, (x) in response to any subpoena or other legal process, (y) in connection with any litigation, arbitration or dispute resolution process to which such Purchaser or Note Agent is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement or any other Note Document; provided that in the case of any disclosure pursuant to clauses (viii) (other than as it applies to the NAIC or the SVO), (ix)(w), (ix)(x) and (ix)(y), the holder of Notes shall, to the extent not prohibited by applicable Law inform the Company promptly thereof to the extent practicable before it is made. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 21 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying this Section 21. In the event that as a condition to receiving access to information relating to the Company in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through a secure website, a secure virtual workspace or otherwise) which is different from this Section 21, this Section 21 shall not be amended thereby and, as between such Purchaser or such holder and the Company, this Section 21 shall supersede any such other confidentiality undertaking. Section 22. SUBSTITUTION OF PURCHASER. - 27 - Each Purchaser shall have the right to substitute any one of its Affiliates or another Purchaser or any one of such other Purchaser’s Affiliates (a “Substitute Purchaser”) as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company and the Note Agent, which notice shall be signed by both such Purchaser and such Substitute Purchaser, shall contain such Substitute Purchaser’s agreement to be bound by this Agreement and the Common Terms Agreement (in accordance with Section 12.2 of the Common Terms Agreement) and shall contain a confirmation by such Substitute Purchaser of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 22), shall be deemed to refer to such Substitute Purchaser in lieu of such original Purchaser. In the event that such Substitute Purchaser is so substituted as a Purchaser hereunder and such Substitute Purchaser thereafter transfers to such original Purchaser all of the Notes then held by such Substitute Purchaser, upon receipt by the Company and the Note Agent of written notice of such transfer, any reference to such Substitute Purchaser as a “Purchaser” in this Agreement (other than in this Section 22), shall no longer be deemed to refer to such Substitute Purchaser, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement. Section 23. MISCELLANEOUS. Section 23.1. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (including any subsequent holder of a Note) permitted hereby whether so expressed or not, except that, subject to Section 12.2 of the Common Terms Agreement, the Company may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each holder. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement. Section 23.2. Accounting Terms. Except as otherwise provided herein, all financial statements to be delivered pursuant to this Agreement shall be prepared in accordance with United States generally accepted accounting principles applied on a consistent basis (“GAAP”) and all terms of an accounting or financial nature not specifically or completely defined herein shall be construed and interpreted in accordance with GAAP, as in effect from time to time; provided that, if the Company notifies the Intercreditor Agent in writing that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Intercreditor Agent notifies the Company that the Required Financing Parties request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision is amended in accordance herewith. Section 23.3. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Financing Document should be held invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-

- 28 - faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. Section 23.4. Construction, Etc. Each of the rules of interpretation set forth in Section 12.5 of the Common Terms Agreement shall apply as if fully set out, mutatis mutandis, in this Agreement. Section 23.5. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. Section 23.6. Jurisdiction and Process; Waiver of Jury Trial. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Financing Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. The Company further irrevocably consents to the service of process in any action or proceeding in such courts by the mailing thereof by any parties thereto by registered or certified mail, postage prepaid, to the Company at the address specified for the Company in Section 19(d). Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Financing Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Financing Documents against the Company or its properties in the courts of any jurisdiction. (b) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Financing Documents in any New York State or federal court sitting in New York County. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (c) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER FINANCING DOCUMENTS. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD - 29 - NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. Section 23.7. Intercreditor Agreement. Notwithstanding anything herein to the contrary, the Lien and security interest granted to the Collateral Agent pursuant to the Security Documents and the exercise of any right or remedy by the Collateral Agent, are subject to the provisions of the Intercreditor Agreement. Section 23.8. Inconsistency. In the case of any inconsistency between the terms of this Agreement and the terms of any Note, including specifically Section 8, the terms of this Agreement shall govern. Section 23.9. Counterparts; Electronic Contracting. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart to this Agreement by electronic transmission of a PDF copy thereof shall be as effective as delivery of a manually signed original. Any signature to this Agreement may be delivered by electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. Any Person that uses electronic signatures and electronic methods to send communications to the Agents assumes all risks arising out of such use, including without limitation the risk of the Agents acting on an unauthorized communication, and the risk of interception or misuse by third parties. Notwithstanding this paragraph, the Agents may in any instance and in their sole discretion require that an original document bearing a manual signature be delivered to the Agents in lieu of, or in addition to, any such electronic communication. Section 23.10. Note Agent. (a) It is understood and agreed that the Company may from time to time engage a Note Agent. As of the date hereof and the Closing Date, the Company has engaged CSC Delaware Trust Company to act as the Note Agent hereunder, and in such capacity, as paying agent and registrar with respect to the Notes, and authorizes the Note Agent to take such actions on behalf of the holders of the Notes and to exercise such rights, powers, privileges and authorities as are specifically delegated to it by the terms of this Agreement and the Paying Agency Agreement. The Company may at any time remove or replace the Note Agent pursuant to the terms of the Paying Agency Agreement. If the Note Agent is removed without replacement, all references to the Note Agent herein shall be disregarded. If, after the Closing Date, the Company engages a different Person to act as Note Agent, the Company shall promptly notify each holder of Notes thereof and shall provide each holder of Notes with the name and notice address of such new Note Agent. In amplification of, and notwithstanding any other provisions of this Agreement, in acting hereunder and in connection with its obligations and protections hereunder, the Note Agent shall be afforded all of the rights, powers, privileges, exculpations, protections, benefits, immunities and indemnities as provided to it in the Paying Agency Agreement, including, without limitation,

- 30 - its indemnity protections under Section 13 of the Paying Agency Agreement, as if such rights, powers, privileges, exculpations, protections, benefits, immunities and indemnities were specifically set forth herein, mutatis mutandis. Upon receipt of funds returned to the Note Agent by the Collateral Agent in accordance with Section 9.11(b) of the Common Terms Agreement, the Note Agent is hereby authorized to distribute such funds to the Holders (and the Holders hereby instruct the Note Agent to return such funds to the Holders) in accordance with the terms hereof and the Paying Agency Agreement (and the Note Agent shall be relieved of any liability in so doing). In the event any claim of inconsistency between this Agreement and the Paying Agency Agreement arises with respect to the duties, rights, privileges, protections, exculpations, immunities, indemnities or benefits of the Note Agent, the terms of the Paying Agency Agreement shall control. (b) The Note Agent, in its capacity as paying agent hereunder, may hold funds deposited with it for the benefit of the holders for the payment of principal, interest or premium on the Notes and shall not be responsible to any holder or to the Company for interest thereon, provided that such funds are timely disbursed in accordance with this Agreement and the Paying Agency Agreement. Any payment to be made to the holders of the Notes in accordance with this Agreement or any other Note Document shall be made by the Company through the Note Agent, to the extent that a Note Agent is engaged by the Company at such time. For this purpose, on any day that any amounts are due to any holder of the Notes, the Company shall transfer such amounts to the Note Agent for payments to the applicable holders of the Notes on such date; provided that such transfers by the Company to the Note Agent shall satisfy the Company’s obligations to make payments to the applicable holders of the Notes to the extent such payments have been made to the applicable holders of the Notes by the Note Agent (on behalf of the Company) in accordance with the terms of this Agreement or any other applicable Note Document. Subject to the proviso in the immediately preceding sentence and notwithstanding anything to the contrary in the Paying Agency Agreement or any other agreement between the Company and the Note Agent, the appointment of the Note Agent is solely for the administrative convenience of the Company and the holders, and shall not release the Company from any of its obligations hereunder or under the Notes. * * * * * If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company. Very truly yours, IE US HARDWARE 3 LLC By Name: William Roberts Title: Authorized Signatory By Name: Anthony Lewis Title: Authorized Signatory /s/ William Roberts /s/ Anthony Lewis

[Project Opal – Signature Page to Note Purchase Agreement] CSC DELAWARE TRUST COMPANY, as Intercreditor Agent and Collateral Agent By Name: Kelvin Vargas Title: Vice President /s/ Kelvin Vargas [Project Opal – Signature Page to Note Purchase Agreement] CSC DELAWARE TRUST COMPANY, as Note Agent By Name: Kelvin Vargas Title: Vice President /s/ Kelvin Vargas

This Agreement is hereby accepted and agreed to as of the date hereof. MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: Barings LLC as Investment Adviser By Name: Rohit Chaku Title: Managing Director MASSMUTUAL ASCEND LIFE INSURANCE COMPANY By: Barings LLC as Investment Adviser By: _____________________________________ Name: Rohit Chaku Title: Managing Director THE LINCOLN NATIONAL LIFE INSURANCE COMPANY By: Barings LLC, as Investment Adviser By Name: Rohit Chaku Title: Managing Director /s/ Rohit Chaku /s/ Rohit Chaku /s/ Rohit Chaku [Project Opal – Signature Page to Note Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. By: /s/ Svetlana Goldenberg _ Name: Svetlana Goldenberg Title: By: /s/ Svetlana Goldenberg _ Name: Svetlana Goldenberg Title:

[Project Opal – Signature Page to Note Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. ABERDEEN GROUP PENSION TRUSTEE LTD acting as trustee of the ABERDEEN GROUP PENSION SCHEME, acting by its agent ABRDN INVESTMENT MANAGEMENT LIMITED By: /s/ Alison Freshwater _ Name: Alison Freshwater Title: Authorized Signatory SGPS TRUSTEE LIMITED acting as trustee of the STAGECOACH GROUP PENSION SCHEME, acting by its agent ABRDN INVESTMENTS LIMITED By: /s/ Alison Freshwater _ Name: Alison Freshwater Title: Authorized Signatory This Agreement is hereby accepted and agreed to as of the date hereof. USAA Life Insurance Company of New York By: BlackRock Financial Management, Inc., as investment manager By: ___________________________________ Name: Dan Garzarella Title: Managing Director USAA Life Insurance Company By: BlackRock Financial Management, Inc., as investment manager By: ___________________________________ Name: Dan Garzarella Title: Managing Director Dawn Re, Inc. By: BlackRock Financial Management, Inc., as investment manager By: ___________________________________ Name: Dan Garzarella Title: Managing Director /s/ Dan Garzarella /s/ Dan Garzarella /s/ Dan Garzarella

[Project Opal – Signature Page to Note Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. AMERICAN REPUBLIC INSURANCE COMPANY By: Conning, Inc., as Investment Manager By: ___________________________________ Name: John Petchler Title: Director KENTUCKY EMPLOYERS’ MUTUAL INSURANCE AUTHORITY By: Conning, Inc., as Investment Manager By: ___________________________________ Name: John Petchler Title: Director MT. HAWLEY INSURANCE COMPANY By: Conning, Inc., as Investment Manager By: ___________________________________ Name: John Petchler Title: Director NATIONAL BENEFIT LIFE INSURANCE COMPANY By: Conning, Inc., as Investment Manager By: ___________________________________ Name: John Petchler Title: Director /s/ John Petchler /s/ John Petchler /s/ John Petchler /s/ John Petchler [Project Opal – Signature Page to Note Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. PINNACOL ASSURANCE By: Conning, Inc., as Investment Manager By: ___________________________________ Name: John Petchler Title: Director PRIMERICA LIFE INSURANCE COMPANY By: Conning, Inc., as Investment Manager By: ___________________________________ Name: John Petchler Title: Director RLI INSURANCE COMPANY By: Conning, Inc., as Investment Manager By: ___________________________________ Name: John Petchler Title: Director /s/ John Petchler /s/ John Petchler /s/ John Petchler

[Project Opal – Signature Page to Note Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. STARR INDEMNITY & LIABILITY COMPANY By: Conning, Inc., as Investment Manager By: ___________________________________ Name: John Petchler Title: Director STARR SURPLUS LINES INSURANCE COMPANY By: Conning, Inc., as Investment Manager By: ___________________________________ Name: John Petchler Title: Director /s/ John Petchler /s/ John Petchler [Project Opal – Signature Page to Note Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. AMERICAN GENERAL LIFE INSURANCE COMPANY THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK THE VARIABLE ANNUITY LIFE INSURANCE COMPANY By: Corebridge Institutional Investments (U.S.), LLC, as Investment Adviser By: Name: Thomas Crawford Title: Vice President /s/ Thomas Crawford

[Project Opal – Signature Page to Note Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. ENSIGN PEAK ADVISORS, INC. By: ___________________________________ Name: Matthew D. Dall Title: Head of Credit Research CLIFTON PARK CAPITAL MANAGEMENT, LLC By: ___________________________________ Name: Matthew D. Dall Title: Head of Credit Research /s/ Matthew D. Dall /s/ Matthew D. Dall [Project Opal – Signature Page to Note Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. GENWORTH LIFE INSURANCE COMPANY By: /s/ Elizabeth Coley _ Name: Elizabeth Coley Title: Investment Officer GENWORTH LIFE INSURANCE COMPANY OF NEW YORK By: /s/ Elizabeth Coley _ Name: Elizabeth Coley Title: Investment Officer GENWORTH LIFE AND ANNUITY INSURANCE COMPANY By: /s/ Elizabeth Coley _ Name: Elizabeth Coley Title: Investment Officer ENACT MORTGAGE INSURANCE CORPORATION By: /s/ Elizabeth Coley _ Name: Elizabeth Coley Title: Investment Officer

This Agreement is hereby accepted and agreed to as of the date hereof. The Guardian Life Insurance Company of America By: HPS Investment Partners, LLC, its Sub-Manager By: ___________________________________ Name: Title: Trinh Nguyen Managing Director /s/ Trinh Nguyen [Project Opal – Signature Page to Note Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. LGIM (IRELAND) RISK MANAGEMENT SOLUTIONS PLC (AN UMBRELLA FUND WITH SEGREGATED LIABILITY BETWEEN SUB-FUNDS) FOR AND ON BEHALF OF ITS SUB-FUND LGIM SOLUTIONS FUND EU BY : LEGAL & GENERAL INVESTMENT MANAGEMENT LIMITED, IN ITS CAPACITY AS THE INVESTMENT MANAGER LGIM SOLUTIONS FUND EU, A SUB-FUND OF LGIM (IRELAND) RISK MANAGEMENT SOLUTIONS PLC (AN UMBRELLA FUND WITH SEGREGATED LIABILITY BETWEEN SUB-FUNDS) By: ___________________________________ Name: Stuart Hitchcock Title: Head of Portfolio Management, Private Credit LGIM (IRELAND) RISK MANAGEMENT SOLUTIONS PLC (AN UMBRELLA FUND WITH SEGREGATED LIABILITY BETWEEN SUB-FUNDS) FOR AND ON BEHALF OF ITS SUB-FUND LGIM SOLUTIONS FUND EF BY : LEGAL & GENERAL INVESTMENT MANAGEMENT LIMITED, IN ITS CAPACITY AS THE INVESTMENT MANAGER LGIM SOLUTIONS FUND EF, A SUB-FUND OF LGIM (IRELAND) RISK MANAGEMENT SOLUTIONS PLC (AN UMBRELLA FUND WITH SEGREGATED LIABILITY BETWEEN SUB-FUNDS) By: ___________________________________ Name: Stuart Hitchcock Title: Head of Portfolio Management, Private Credit /s/ Stuart Hitchcock /s/ Stuart Hitchcock

This Agreement is hereby
accepted and agreed to as
of the date hereof.

L&G REINSURANCE USA LIMITED
By Legal & General Investment Management America, Inc., its Investment Manager

By: /s/ Edward Wood
Name: Edward Wood
Title: Head of Private Credit Investment, North America

LEGAL AND GENERAL ASSURANCE SOCIETY LIMITED
By Legal & General Investment Management America, Inc., its Investment Manager

By: /s/ Edward Wood
Name: Edward Wood
Title: Head of Private Credit Investment, North America

[Project Opal – Signature Page to Note Purchase Agreement]

This Agreement is hereby
accepted and agreed to as
of the date hereof.

AXA GLOBAL PRIVATE DEBT FUND ICAV-INFRA DEBT IG USD
By: MetLife Investment Management, LLC, Its Investment Manager

By: /s/ Edward Teagan
Name: Edward Teagan
Title: Authorized Signatory

BRIGHTHOUSE LIFE INSURANCE COMPANY
By: MetLife Investment Management, LLC, Its Investment Manager

By: /s/ Edward Teagan
Name: Edward Teagan
Title: Authorized Signatory

FARMERS INSURANCE EXCHANGE
By: MetLife Investment Management, LLC, Its Investment Manager

By: /s/ Edward Teagan
Name: Edward Teagan
Title: Authorized Signatory

HOMESTEADERS LIFE COMPANY
By: MetLife Investment Management, LLC, Its Investment Manager

By: /s/ Edward Teagan
Name: Edward Teagan
Title: Authorized Signatory

This Agreement is hereby accepted and agreed to as of the date hereof. MARTELLO RE LIMITED By: MetLife Investment Management, LLC, Its Investment Manager By: ___________________________________ Name: Edward Teagan Title: Authorized Signatory METLIFE REINSURANCE COMPANY OF HAMILTON, LTD. By: MetLife Investment Management, LLC, Its Investment Manager By: ___________________________________ Name: Edward Teagan Title: Authorized Signatory METROPOLITAN GENERAL INSURANCE COMPANY By: MetLife Investment Management, LLC, Its Investment Manager By: ___________________________________ Name: Edward Teagan Title: Authorized Signatory METROPOLITAN TOWER LIFE INSURANCE COMPANY By: MetLife Investment Management, LLC, Its Investment Manager By: ___________________________________ Name: Edward Teagan Title: Authorized Signatory /s/ Edward Teagan /s/ Edward Teagan /s/ Edward Teagan /s/ Edward Teagan This Agreement is hereby accepted and agreed to as of the date hereof. METROPOLITAN LIFE INSURANCE COMPANY By: MetLife Investment Management, LLC, Its Investment Manager By: ___________________________________ Name: Edward Teagan Title: Authorized Signatory /s/ Edward Teagan

[Project Opal – Signature Page to Note Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. MODERN WOODMEN OF AMERICA By: ___________________________________ Name: Christopher M. Cramer Title: Director of Investments By: ___________________________________ Name: Jordan C. Turnbull Title: Jr. Portfolio Manager, Fixed Income /s/ Christopher M. Cramer /s/ Jordan C. Turnbull This Agreement is hereby accepted and agreed to as of the date hereof. Coaction Global, Inc. on behalf of itself and its subsidiary New York Marine and General Insurance Company By: Neuberger Berman Investment Advisers LLC, as Investment Adviser By: Name: Philip Lee Title: Senior Vice President Trinity Universal Insurance Company By: Neuberger Berman Investment Advisers LLC, as Investment Adviser By: Name: Philip Lee Title: Senior Vice President /s/ Philip Lee /s/ Philip Lee

[Project Opal – Signature Page to Note Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION By: NYL Investors LLC, its Investment Manager By: ___________________________________ Name: Title: Nicole A. Kincade Senior Director /s/ Nicole A. Kincade [Project Opal – Signature Page to Note Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. MINNESOTA LIFE INSURANCE COMPANY SECURIAN LIFE INSURANCE COMPANY By: Securian Asset Management, Inc. By: ___________________________________ Name: Kliton Duri Title: Vice President /s/ Kliton Duri

[Project Opal – Signature Page to Note Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. SYMETRA LIFE INSURANCE COMPANY By: Symetra Investment Management Company, acting as its agent By: ___________________________________ Name: Yvonne Guajardo Title: Senior Managing Director /s/ Yvonne Guajardo [Project Opal – Signature Page to Note Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. THE PRUDENTIAL INSURANCE COMPANY OF AMERICA By: PGIM Inc., as Investment Advisor By: /s/ Oliver Nisenson _ Name: Oliver Nisenson Title: Vice President PRUCO LIFE INSURANCE COMPANY By: PGIM Inc., as Investment Manager By: /s/ Oliver Nisenson _ Name: Oliver Nisenson Title: Vice President PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY By: PGIM Inc., as Manager By: /s/ Oliver Nisenson _ Name: Oliver Nisenson Title: Vice President PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY By: PGIM Inc., as Investment Manager By: /s/ Oliver Nisenson _ Name: Oliver Nisenson Title: Vice President

[Project Opal – Signature Page to Note Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. LOTUS REINSURANCE COMPANY LTD. By: PGIM Inc., as Investment Manager By: /s/ Oliver Nisenson _ Name: Oliver Nisenson Title: Vice President PRUDENTIAL INVESTMENT PORTFOLIOS 8 - PGIM SECURITIZED CREDIT FUND By: PGIM, Inc., as Subadviser By: /s/ Oliver Nisenson _ Name: Oliver Nisenson Title: Vice President PGIM FIXED INCOME CORE ASSET BASED FINANCE MASTER FUND II LP By: PGIM, Inc., as Investment Manager By: /s/ Oliver Nisenson _ Name: Oliver Nisenson Title: Vice President [Project Opal – Signature Page to Note Purchase Agreement] This Agreement is hereby accepted and agreed to as of the date hereof. PACIFIC LIFE INSURANCE COMPANY By: ___________________________________ Name: Jason Todd Title: Vice President PACIFIC LIFE & ANNUITY COMPANY By: ___________________________________ Name: Jason Todd Title: Vice President /s/ Jason Todd /s/ Jason Todd

US-DOCS\170179711.23 SCHEDULE A DEFINED TERMS Each capitalized term used and not otherwise defined herein (including in the preamble, recitals, exhibits and schedules hereto) shall have the meaning assigned to such term (whether directly or by reference to another agreement or document) in the Common Terms Agreement. In addition, as used in this Agreement, the following terms shall have the meanings specified below: “Affected Noteholder” is defined within the definition of “Noteholder Sanctions Event.” “Agreement” means this Note Purchase Agreement, including all Schedules attached to this Agreement. “Amortization Start Date” means, in respect of a Tranche, the Payment Date occurring immediately after the date that is the earlier of (a) 5 months after the First Funding Date (Tranche) with respect to such Tranche, which date shall be extended in the event that (x) the GPU Servers with respect to such Tranche are delivered prior to its scheduled delivery date under the Dell Purchase Agreement, or (y) following any delay in acceptance of such Tranche by the Customer under the Customer Contract, in each case, day for day for the period of time that has elapsed between, as applicable, such early delivery and the scheduled delivery date for such Tranche or the date upon which such Tranche was accepted by the Customer when referenced against the date upon which such Tranche was delivered to Customer for acceptance, subject to a maximum extension of 1 month and (b) the second Monthly Payment Date immediately following the date on which such Tranche is accepted. “Common Terms Agreement” means that certain Common Terms Agreement, dated as of the date hereof, by and among the Company, the Collateral Agent, the Administrative Agent, the Intercreditor Agent, each Purchaser and the other parties thereto from time to time. “Default Rate” means that rate of interest per annum that is equal to 2.0% above the rate of interest stated in clause (a) of the first paragraph of the Notes. “Delay Period” is defined in Section 3.2(b). “Escrow Account” means the escrow account established and maintained pursuant to the Escrow Agreement. “Escrow Agent” means Citibank, N.A., in its capacity as escrow agent under the Escrow Agreement. “Escrow Agreement” means the escrow agreement to be entered into by the Collateral Agent, the Escrow Agent and the Company, substantially in the form attached hereto as Schedule 3. “Escrow Funding Date” is defined in Section 3.1. US-DOCS\170179711.23 “Escrow Release” means the release of applicable funds on deposit in the Escrow Account on an Escrow Release Date. “Escrow Release Date” means, with respect to each Tranche, the date on which the conditions precedent set forth in Section 3.3 of the Common Terms Agreement have been satisfied (or waived by the Required Holders). “FATCA” means (a) sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), together with any current or future regulations or official interpretations thereof, (b) any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the United States of America and any other jurisdiction, which (in either case) facilitates the implementation of the foregoing clause (a), and (c) any agreements entered into pursuant to section 1471(b)(1) of the Code. “holder”, “Holder” or “Noteholder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 14.1, provided, however, that if such Person is a nominee, then for the purposes of Section 7, Section 12, Section 16.1, Section 16.2, Section 18.2 and Section 19 and any related definitions in this Schedule A, “holder” or “Noteholder” shall mean the beneficial owner of such Note whose name and address appears in such register. “INHAM” is defined in Section 6.2(e). “INHAM Exemption” is defined in Section 6.2(e). “Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its Affiliates) more than 5% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note. “Make-Whole Amount” is defined in Section 8.7. “Maturity Date” means the earlier of (a) the date on which the Customer pays the final “Service Fee” with respect to all Tranches under the Customer Contract to the Company and (b) December 31, 2031. “NAIC” means the National Association of Insurance Commissioners. “NAIC Annual Statement” is defined in Section 6.2(a). “Note Agent” means CSC Delaware Trust Company, as note agent for the Company, together with its successors in such capacity, or any replacement note agent designated by the Company.

US-DOCS\170179711.23 “Note Availability Period” means the period beginning on the Closing Date and ending on the earlier to occur of (a) the date on which the Note Commitments are reduced to zero and (b) the one-year anniversary of the Closing Date or, if the Company gives written notice prior to the one-year anniversary of the Closing Date of the occurrence of an Excluded Delay under the Customer Contract, a later date which shall be no later than fifteen (15) months after the Closing Date, which date shall be automatically extended by sixty (60) days if the Company issues a written notice to the Intercreditor Agent pursuant to Section 6.6(c) of the Common Terms Agreement that it intends to deliver additional GPU Servers to the Customer after the T4 Acceptance Date. “Note Commitment” is defined in Section 2.1. “Note Documents” means, collectively or individually, as the context may require, each of this Agreement, the Common Terms Agreement, the Intercreditor Agreement, the Notes, the Security Documents, the Escrow Agreement and the Fee Letters. “Noteholder Sanctions Event” means, with respect to any holder of a Note (an “Affected Noteholder”), such holder or any of its affiliates being in violation of, or subject to, Sanctions as a result of the Company or the Pledgor becoming a Sanctioned Person or, directly or indirectly, having any investment in or engaging in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the Notes) with any Sanctioned Person. “Notes” is defined in Section 1.1. “Notice of Release” is defined in Section 4.3(b). “Offer to Repurchase” is defined in Section 8.6(b). “Paying Agency Agreement” means that certain Paying Agency and Registrar Agreement, dated as of the date hereof, between the Company and the Note Agent, as the same may be amended or otherwise modified from time to time. “Payment Date” means the last Business Day of each calendar month and the Maturity Date (or, if the Maturity Date is not a Business Day, the preceding Business Day). “PTE” is defined in Section 6.2(a). “Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Company and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 14.2); provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 14.2 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer. “Purchaser Schedule” means the Purchaser Schedule to this Agreement listing the Purchasers of the Notes and including their notice and payment information and current registered note numbers. “QPAM” is defined in Section 6.2(d). US-DOCS\170179711.23 “QPAM Exemption” is defined in Section 6.2(d). “Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act. “Related Fund” means, with respect to any holder of any Note, any fund or entity that (a) invests in Securities or bank loans, and (b) is advised or managed by such holder, the same investment advisor as such holder or by an Affiliate of such holder or such investment advisor. “Scheduled Escrow Funding Date” means, with respect to each Tranche, the date specified opposite such Tranche on Schedule B. “Source” is defined in Section 6.2. “Substitute Purchaser” is defined in Section 22. “SVO” means the Securities Valuation Office of the NAIC. “United States Person” has the meaning set forth in Section 7701(a)(30) of the Code.

SCHEDULE B COMMITMENTS AND FUNDING SCHEDULE Scheduled Escrow Funding Date: [***] [***] [***] [***] Purchaser Note Commitment (per Tranche) Note Commitment (Total) ABERDEEN GROUP PENSION TRUSTEE LTD ACTING AS TRUSTEE OF THE ABERDEEN GROUP PENSION SCHEME [***] [***] [***] [***] [***] SGPS TRUSTEE LIMITED ACTING AS TRUSTEE OF THE STAGECOACH GROUP PENSION SCHEME [***] [***] [***] [***] [***] EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA [***] [***] [***] [***] [***] EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA [***] [***] [***] [***] [***] EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA [***] [***] [***] [***] [***] EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA [***] [***] [***] [***] [***] EQUITABLE FINANCIAL LIFE INSURANCE COMPANY [***] [***] [***] [***] [***] MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY [***] [***] [***] [***] [***] MASSMUTUAL ASCEND LIFE INSURANCE COMPANY [***] [***] [***] [***] [***]

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY [***] [***] [***] [***] [***] THE LINCOLN NATIONAL LIFE INSURANCE COMPANY [***] [***] [***] [***] [***] THE LINCOLN NATIONAL LIFE INSURANCE COMPANY [***] [***] [***] [***] [***] USAA LIFE INSURANCE COMPANY OF NEW YORK [***] [***] [***] [***] [***] USAA LIFE INSURANCE COMPANY [***] [***] [***] [***] [***] USAA LIFE INSURANCE COMPANY [***] [***] [***] [***] [***] USAA LIFE INSURANCE COMPANY [***] [***] [***] [***] [***] DAWN RE, INC. [***] [***] [***] [***] [***] AMERICAN REPUBLIC INSURANCE COMPANY Nominee: PRINCIPAL BANK, AS CUSTODIAN FBO AMERICAN REPUBLIC INSURANCE COMPANY [***] [***] [***] [***] [***] KENTUCKY EMPLOYERS’ MUTUAL INSURANCE AUTHORITY [***] [***] [***] [***] [***] MT. HAWLEY INSURANCE COMPANY Nominee: CUDD & CO. LLC [***] [***] [***] [***] [***] NATIONAL BENEFIT LIFE INSURANCE COMPANY [***] [***] [***] [***] [***]

PINNACOL ASSURANCE Nominee: OPALBELL & CO. [***] [***] [***] [***] [***] PRIMERICA LIFE INSURANCE COMPANY [***] [***] [***] [***] [***] RLI INSURANCE COMPANY Nominee: CUDD & CO. LLC [***] [***] [***] [***] [***] STARR INDEMNITY & LIABILITY COMPANY [***] [***] [***] [***] [***] STARR SURPLUS LINES INSURANCE COMPANY [***] [***] [***] [***] [***] AMERICAN GENERAL LIFE INSURANCE COMPANY Nominee: HARE & CO., LLC [***] [***] [***] [***] [***] AMERICAN GENERAL LIFE INSURANCE COMPANY Nominee: HARE & CO., LLC [***] [***] [***] [***] [***] THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK Nominee: CUDD & CO. LLC [***] [***] [***] [***] [***] THE VARIABLE ANNUITY LIFE INSURANCE COMPANY Nominee: HARE & CO., LLC [***] [***] [***] [***] [***] ENSIGN PEAK ADVISORS, INC. [***] [***] [***] [***] [***] ENSIGN PEAK ADVISORS, INC. [***] [***] [***] [***] [***]

ENSIGN PEAK ADVISORS, INC. [***] [***] [***] [***] [***] CLIFTON PARK CAPITAL MANAGEMENT, LLC [***] [***] [***] [***] [***] CLIFTON PARK CAPITAL MANAGEMENT, LLC [***] [***] [***] [***] [***] ENACT MORTGAGE INSURANCE CORPORATION Nominee: HARE & CO., LLC [***] [***] [***] [***] [***] GENWORTH LIFE AND ANNUITY INSURANCE COMPANY Nominee: HARE & CO., LLC [***] [***] [***] [***] [***] GENWORTH LIFE INSURANCE COMPANY Nominee: HARE & CO., LLC [***] [***] [***] [***] [***] GENWORTH LIFE INSURANCE COMPANY Nominee: HARE & CO., LLC [***] [***] [***] [***] [***] GENWORTH LIFE INSURANCE COMPANY OF NEW YORK Nominee: HARE & CO., LLC [***] [***] [***] [***] [***] GENWORTH LIFE INSURANCE COMPANY OF NEW YORK Nominee: HARE & CO., LLC [***] [***] [***] [***] [***] LGIM (IRELAND) RISK MANAGEMENT SOLUTIONS PLC, FOR AND ON BEHALF OF ITS SUB-FUND, LGIM SOLUTIONS FUND EU [***] [***] [***] [***] [***]

LGIM (IRELAND) RISK MANAGEMENT SOLUTIONS PLC, FOR AND ON BEHALF OF ITS SUB-FUND, LGIM SOLUTIONS FUND EF [***] [***] [***] [***] [***] L&G REINSURANCE USA LIMITED [***] [***] [***] [***] [***] LEGAL AND GENERAL ASSURANCE SOCIETY LIMITED [***] [***] [***] [***] [***] MODERN WOODMEN OF AMERICA [***] [***] [***] [***] [***] COACTION GLOBAL, INC. ON BEHALF OF ITSELF AND ITS SUBSIDIARY NEW YORK MARINE AND GENERAL INSURANCE COMPANY Nominee: CUDD & CO. LLC [***] [***] [***] [***] [***] TRINITY UNIVERSAL INSURANCE COMPANY Nominee: ELL & CO [***] [***] [***] [***] [***] NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION [***] [***] [***] [***] [***] NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION [***] [***] [***] [***] [***]

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION [***] [***] [***] [***] [***] NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION [***] [***] [***] [***] [***] THE PRUDENTIAL INSURANCE COMPANY OF AMERICA [***] [***] [***] [***] [***] THE PRUDENTIAL INSURANCE COMPANY OF AMERICA [***] [***] [***] [***] [***] THE PRUDENTIAL INSURANCE COMPANY OF AMERICA [***] [***] [***] [***] [***] PRUCO LIFE INSURANCE COMPANY [***] [***] [***] [***] [***] PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY [***] [***] [***] [***] [***] PRUCO LIFE INSURANCE COMPANY [***] [***] [***] [***] [***] PRUCO LIFE INSURANCE COMPANY [***] [***] [***] [***] [***] PRUCO LIFE INSURANCE COMPANY [***] [***] [***] [***] [***] PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY [***] [***] [***] [***] [***] PRUCO LIFE INSURANCE COMPANY [***] [***] [***] [***] [***] LOTUS REINSURANCE COMPANY LTD. [***] [***] [***] [***] [***] PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY [***] [***] [***] [***] [***]

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA [***] [***] [***] [***] [***] THE PRUDENTIAL INSURANCE COMPANY OF AMERICA [***] [***] [***] [***] [***] THE PRUDENTIAL INSURANCE COMPANY OF AMERICA [***] [***] [***] [***] [***] THE PRUDENTIAL INSURANCE COMPANY OF AMERICA [***] [***] [***] [***] [***] PRUDENTIAL INVESTMENT PORTFOLIOS 8 - PGIM SECURITIZED CREDIT FUND [***] [***] [***] [***] [***] PGIM FIXED INCOME CORE ASSET BASED FINANCE MASTER FUND II LP [***] [***] [***] [***] [***] SECURIAN LIFE INSURANCE COMPANY Nominee: HARE & CO., LLC [***] [***] [***] [***] [***] MINNESOTA LIFE INSURANCE COMPANY Nominee: HARE & CO., LLC [***] [***] [***] [***] [***] SYMETRA LIFE INSURANCE COMPANY [***] [***] [***] [***] [***] THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA [***] [***] [***] [***] [***] THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA [***] [***] [***] [***] [***]

PACIFIC LIFE & ANNUITY COMPANY Nominee: HARE & CO. LLC, AS NOMINEE FOR PACIFIC LIFE & ANNUITY COMPANY [***] [***] [***] [***] [***] PACIFIC LIFE INSURANCE COMPANY Nominee: HARE & CO. LLC, AS NOMINEE FOR PACIFIC LIFE INSURANCE COMPANY [***] [***] [***] [***] [***] PACIFIC LIFE INSURANCE COMPANY Nominee: HARE & CO. LLC, AS NOMINEE FOR PACIFIC LIFE INSURANCE COMPANY [***] [***] [***] [***] [***] l AXA GLOBAL PRIVATE DEBT FUND ICAV- INFRA DEBT IG USD [***] [***] [***] [***] [***] BRIGHTHOUSE LIFE INSURANCE COMPANY [***] [***] [***] [***] [***] FARMERS INSURANCE EXCHANGE [***] [***] [***] [***] [***] PRINCIPAL BANK CUSTODIAN FBO HOMESTEADERS LIFE CO [***] [***] [***] [***] [***] MARTELLO RE LIMITED [***] [***] [***] [***] [***] METLIFE REINSURANCE COMPANY OF HAMILTON, LTD. [***] [***] [***] [***] [***] METROPOLITAN GENERAL INSURANCE COMPANY [***] [***] [***] [***] [***]

METROPOLITAN TOWER LIFE INSURANCE COMPANY [***] [***] [***] [***] [***] METROPOLITAN TOWER LIFE INSURANCE COMPANY [***] [***] [***] [***] [***] METROPOLITAN TOWER LIFE INSURANCE COMPANY [***] [***] [***] [***] [***] METROPOLITAN TOWER LIFE INSURANCE COMPANY [***] [***] [***] [***] [***] METROPOLITAN TOWER LIFE INSURANCE COMPANY [***] [***] [***] [***] [***] METROPOLITAN LIFE INSURANCE COMPANY [***] [***] [***] [***] [***] METROPOLITAN LIFE INSURANCE COMPANY [***] [***] [***] [***] [***] METROPOLITAN LIFE INSURANCE COMPANY [***] [***] [***] [***] [***] METROPOLITAN LIFE INSURANCE COMPANY [***] [***] [***] [***] [***] METROPOLITAN LIFE INSURANCE COMPANY [***] [***] [***] [***] [***] METROPOLITAN LIFE INSURANCE COMPANY [***] [***] [***] [***] [***]

SCHEDULE C FORM OF NOTICE OF RELEASE Date: [____]2 To: CSC Delaware Trust Company, as Collateral Agent Each Purchaser (as defined below) Re: Notice of Release Ladies and Gentlemen: Reference is hereby made to (a) the Common Terms Agreement, dated as of May 29, 2026, by and among IE US HARDWARE 3 LLC, a limited liability company organized under the laws of Delaware (the “Company”), CSC Delaware Trust Company, as Intercreditor Agent (the “Intercreditor Agent”), CSC Delaware Trust Company, as Administrative Agent, CSC Delaware Trust Company, as Collateral Agent and the Financing Parties from time to time party thereto (as amended, amended and restated, supplemented or otherwise modified from time to time) and (b) the Note Purchase Agreement, dated as of May 29, 2026, by and among the Company, the Intercreditor Agent, the Collateral Agent, CSC Delaware Trust Company, as the Note Agent and each Purchaser party thereto from time to time (the “Purchasers”) (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”). Terms defined in the Common Terms Agreement or Note Purchase Agreement, as applicable, have their defined meanings whenever used herein. Pursuant to Section 4.3(b) of the Note Purchase Agreement and Section 3.3(a) of the Common Terms Agreement, the Company hereby requests a release of funds from the Escrow Account (an “Escrow Release”), and in that respect sets forth below the relevant information: (a) Escrow Release Date: [____], which is a Business Day (the “Requested Release Date”); (b)Tranche to which such Escrow Release Relates: Tranche [1][2][3][4] (c) Principal amount of the funds to be released: [_______] Dollars ($[______]); and (d)Account to which funds are to be released: Bank Name: [●] ABA/Routing No.: [●] Account No.: [●] Bank SWIFT: [●] The Company hereby instructs the Collateral Agent to deliver the duly executed Escrow Release Instruction in the form attached hereto as Annex A to the Escrow Agent in accordance with the Escrow Agreement for release of funds on the Requested Release Date. [SIGNATURE PAGE FOLLOWS] 2 Note: To be received not later than three (3) Business Days prior to the Requested Release Date. IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above. IE US HARDWARE 3 LLC By ___________________________________ Name: Title: By ___________________________________ Name: Title:

Annex A Escrow Release Instruction [Date] Citibank, N.A., as Escrow Agent Agency & Trust 388 Greenwich Street New York, NY 10013 Attn.: [***] Telephone: [***] E-mail: [***] / [***] RE: Escrow Agreement dated as of May [__], 2026 (the “Escrow Agreement”), by and among IE US Hardware 3 LLC, as the Company (the “Company”), CSC Delaware Trust Company, as the Collateral Agent (the “Collateral Agent”) and Citibank, N.A., as escrow agent (the “Escrow Agent”). Pursuant to Section 2(a) of the above referenced Escrow Agreement, the Collateral Agent hereby instructs the Escrow Agent to release the aggregate amount of $[●] from the Escrow Account [Account No. [***]] to the Company [pursuant to the wire instructions set forth in Schedule D of the Escrow Agreement] [as instructed below. Bank: ABA#: Account Name: A/C#: Ref:] To the extent any interest or other earnings are credited to the Escrow Account following the release of the Escrow Property pursuant to this Release Instruction, such earnings shall be released to the Company at or promptly following such earnings being posted to the Escrow Account. Capitalized terms in this instruction letter not otherwise defined shall have the same meaning given to them in the Escrow Agreement. Signatures on this Release Instruction executed and delivered in electronic format (i.e. “pdf”) or by other electronic means (including DocuSign) shall be deemed original signatures with all rights accruing thereto except in respect to any non-US entity, whereby originals may be required. IN WITNESS WHEREOF, the Collateral Agent has caused this Release Instruction to be duly executed and delivered as of the date first written above. CSC Delaware Trust Company, as Collateral Agent __________________ Authorized Person SCHEDULE 1 FORM OF [●]% SENIOR NOTE DUE [●] IE US HARDWARE 3 LLC [____]% SENIOR NOTE DUE [__________, ____] No. [_____] [Date] $[_______] PPN[_____] FOR VALUE RECEIVED, the undersigned, IE US HARDWARE 3 LLC (herein called the “Company”), a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] DOLLARS (or so much thereof as shall not have been prepaid) on the earlier of (x) the date on which the Customer pays the final “Service Fee” with respect to all Tranches under the Customer Contract to the Company, and (y) December 31, 2031 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30 day months) (a) on the unpaid balance hereof at the rate of 5.96% per annum from the date hereof, payable monthly, on the last Business Day of each calendar month, commencing with [_________], and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the Default Rate, payable monthly as aforesaid (or, at the option of the registered holder hereof, on demand). Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America through the Note Agent or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below. This Note is issued pursuant to the Note Purchase Agreement, dated May 29, 2026 (as from time to time amended, the “Note Purchase Agreement”), between the Company, CSC Delaware Trust Company, as the Intercreditor Agent, CSC Delaware Trust Company, as the Collateral Agent, CSC Delaware Trust Company, as the Note Agent and the respective Purchasers named therein, and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreement and (ii) made the representations set forth in Sections 6.1 and 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement. This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary. The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment and mandatory offers of prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise. If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement. This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the law of a jurisdiction other than such State. IE US HARDWARE 3 LLC By: Name: Title: By: Name: Title: Schedule 2 Attached

Amortization Schedule - USPP

Dated as of May 29, 2026

Model Date	Monthly Payment Date	Principal Amount Due
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Total Principal Amount Paid		**$2,100,000,000.00**

Schedule 3 Attached ESCROW AGREEMENT among IE US HARDWARE 3 LLC, as Company CSC DELAWARE TRUST COMPANY, as Collateral Agent and CITIBANK, N.A., as Escrow Agent Dated as of [__], 2026

ESCROW AGREEMENT (this “Agreement”), dated as of [__], 2026, by and among IE US Hardware 3 LLC, a limited liability company formed under the laws of the State of Delaware (the “Company”), CSC Delaware Trust Company, in its capacity as collateral agent (the “Collateral Agent”), and Citibank, N.A., a national banking association organized and existing under the laws of the United States of America (“Citibank”) and acting through its Agency and Trust business and solely in its capacity as escrow agent under this Agreement, and any successors appointed pursuant to the terms hereof (Citibank in such capacity, the “Escrow Agent”). The Company and the Collateral Agent are sometimes collectively referred to herein as the “Interested Parties”. WHEREAS, the Company has entered into that certain Note Purchase Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), with the purchasers party thereto (the “Purchasers”). WHEREAS, the Company has entered into that certain Common Terms Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Common Terms Agreement”) with the Collateral Agent and the other parties thereto. WHEREAS, pursuant to the Note Purchase Agreement, the Company has agreed to issue and sell certain senior notes (the “Notes”) the proceeds of which may be deposited into the Escrow Account (as defined below) pending satisfaction of certain conditions precedent set forth in that certain Common Terms Agreement. NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby irrevocably acknowledged, the parties hereto agree as follows: 1. Appointment; Establishment of Escrow Account; Investment of Funds. (a) The Interested Parties hereby appoint the Escrow Agent as escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment and agrees to act as escrow agent hereunder, to hold and release the Escrow Property (as defined below) in accordance with the terms and conditions set forth herein. (b) In accordance with the terms of the Note Purchase Agreement, from time to time, each Purchaser shall deposit with the Escrow Agent in immediately available funds their respective portion of the aggregate purchase price for the Notes being issued and sold on such date under the Note Purchase Agreement (the “Escrow Funding Date”) (each such deposit, a “Tranche Escrow Deposit”, and all Tranche Escrow Deposits, collectively, the “Escrow Deposit”; and the Escrow Deposit together with all interest, dividends, gains and other income received from the deposit or investment thereof (the “Escrow Earnings”) shall be collectively referred to herein as the “Escrow Property”). (c) The Company shall notify the Escrow Agent in writing at least three (3) Business Days prior to the occurrence of an Escrow Funding Date, which notice shall specify (i) the Escrow Funding Date and (ii) the aggregate amount of the Tranche Escrow Deposit to be deposited in the Escrow Account on such Escrow Funding Date. (d) The Escrow Deposit shall remain on deposit in an interest-bearing account with a return of SOFR (as such term is defined under the Credit Agreement) plus five (5) basis points in accordance with and subject to the terms of the fee letter attached hereto as Schedule A, which wire instructions are set forth in Section 11(d) (the “Escrow Account”). The Company shall be entitled to all Escrow Earnings, and under no circumstances shall the Purchasers be entitled to any Escrow Earnings. 2. Claims and Payment; Release from Escrow. The Interested Parties shall act in accordance with, and the Escrow Agent shall hold and release the Escrow Property as provided in this Section 2 as follows: (a) Release Instruction. Upon receipt of a written instruction executed by an Authorized Person of the Collateral Agent, substantially in the form set forth in Exhibit A-1 attached hereto (a “Release Instruction”), directing the Escrow Agent to release all or a specified portion of the Escrow Property, the Escrow Agent shall promptly, but in any event (i) on the same Business Day of such Release Instruction, if received no later than 11:00 a.m. New York City time or (ii) within one (1) Business Day after receipt of such Release Instruction, if received after 11:00 a.m. New York City time, disburse all or part of the Escrow Property in accordance with such Release Instruction. The Interested Parties hereby acknowledge and agree that in respect of any release of Escrow Property pursuant to this Section 2(a), the Escrow Agent shall be entitled to release the Escrow Property upon receipt of unilateral instructions from the Collateral Agent, upon which the Escrow Agent may rely conclusively without further inquiry, and that no instruction or consent from the Company shall be required for any release of Escrow Property pursuant to this Section 2(a). The Company hereby acknowledges and agrees that it shall have no right to contest the release of such Escrow Property and will not assert any claim against the Escrow Agent for acting in reliance on a Release Instruction. For purposes of this Agreement, “Business Day” shall mean any day that the Escrow Agent is open for business. (b) Return Instruction. Upon receipt of a written instruction executed by an Authorized Person of the Collateral Agent, substantially in the form set forth in Exhibit A-2 attached hereto (a “Return Instruction”) directing the Escrow Agent to return all or a specified portion of the Escrow Deposit to the Note Agent (as defined in the Note Purchase Agreement), the Escrow Agent shall promptly, but in any event (i) on the same Business Day of such Return Instruction, if received no later than 11:00 a.m. New York City time or (ii) within one (1) Business Day after receipt of such Return Instruction, if received after 11:00 a.m. New York City time, return the specified portion of the Escrow Deposit to the Note Agent in the amount set forth in the Return Instruction and in accordance with the wire instructions of the Note Agent set forth in Schedule D hereto. The Note Agent shall disburse any amounts received by it pursuant to this Section 2(b) pursuant to the terms of the Paying Agency Agreement. The Interested Parties hereby acknowledge and agree that in respect of any return of Escrow Property pursuant to this Section 2(b), the Escrow Agent shall be entitled to release the Escrow Deposit upon receipt of unilateral instructions from the Collateral Agent, upon which the Escrow Agent may rely conclusively without further inquiry, and that no instruction or consent from the Company shall be required for any return of Escrow Deposit pursuant to this Section 2(b). The Company hereby acknowledges and agrees that it shall have no right to contest the return of such Escrow Deposit and will not assert any claim against the Escrow Agent for acting in reliance on a Return Instruction. (c) Micro deposits. Each Purchaser has the right, but not the obligation, upon written notice (which may be by email) to the Company (which notice shall be forwarded by the Company to the Escrow Agent), to elect to deliver a micro deposit (no greater than $51.00) to the Escrow Account no later than two (2) Business Days prior to the Escrow Funding Date. If a Purchaser delivers a micro deposit, the Company shall confirm the receipt and amount of the micro deposit to such Purchaser on a telephone call initiated by such Purchaser prior to the Escrow Funding Date by calling the telephone number of the Company specified in Section 11(c). Neither the Escrow Agent nor Company shall be obligated to return the amount of the micro deposit, nor will the amount of the micro deposit be netted against the Purchaser’s purchase price of the Notes to be purchased by such Purchaser on the applicable Escrow Funding Date. (d) Final Determination. Upon receipt by the Escrow Agent of a copy of a court order, together with (i) a certificate of the prevailing Interested Party to the effect that such order is final and non- appealable and from a court of competent jurisdiction having proper authority and (ii) written payment instructions of the prevailing Interested Party to effectuate such order (a “Final Determination”), the Escrow Agent shall on the fifth (5th) Business Day following receipt of such Final Determination, disburse as directed, part or all, as the case may be, of the Escrow Property (but only to the extent funds are available in the Escrow

Account) in accordance with such Final Determination. The Escrow Agent shall be entitled to act on such Final Determination without further inquiry. 3. Tax Matters. (a) The Company agrees any Escrow Earnings received on the Escrow Property during a calendar year period shall be treated as the income of the Company for U.S. tax purposes. Escrow Earnings shall be reported by the Escrow Agent on Form 1099 or Form 1042-S, as applicable, to the extent required by the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder. The Interested Parties and the Escrow Agent agree that the Escrow Agent will not be responsible for providing any other tax reporting and withholding for any payments hereunder, including any payments that are for compensation for services performed by an employee or independent contractor or with respect to disbursements that the Escrow Agent makes in an administrative or ministerial function to vendors or other service providers or other third parties, which shall remain the sole responsibility of the applicable Interested Party. (b) The Company shall upon the execution of this Agreement provide the Escrow Agent with a duly completed and properly executed IRS Form W-9 for the Company, together with any other documentation and information requested by the Escrow Agent in connection with the Escrow Agent’s tax reporting obligations under the Code and the regulations thereunder. With respect to the Escrow Agent’s tax reporting obligations under the Code and the regulations thereunder, the Interested Parties understand that, in the event valid and complete U.S. tax forms or other required supporting documentation are not provided to the Escrow Agent, the Escrow Agent may be required to withhold tax from the Escrow Property and report account information on any earnings, proceeds or distributions from the Escrow Property. (c) Without duplication of any indemnity provided pursuant to Section 5(b), the Company agrees to indemnify and hold the Escrow Agent harmless pursuant to Section 5(b) hereof from any liability or obligation on account of taxes, assessments, interest, penalties, expenses and other governmental charges that may be assessed or asserted against the Escrow Agent arising out of or in connection with this Agreement or with the administration of its duties hereunder, except to the extent such taxes, assessments, interest, penalties, expenses and other governmental charges arise as a result of the Escrow Agent’s gross negligence or willful misconduct, as determined by a final, non-appealable judgment from a court of competent jurisdiction. (d) The Escrow Agent, its affiliates, and its employees are not in the business of providing tax or legal advice to any taxpayer outside of Citigroup, Inc. and its affiliates. The Interested Parties and any other taxpayer should seek advice based on its particular circumstances from an independent tax advisor. (e) The Escrow Agent’s rights under this Section 3 shall survive the termination of this Agreement or the resignation or removal of the Escrow Agent. 4. Concerning the Escrow Agent. (a) Escrow Agent Duties. Each Interested Party acknowledges and agrees that (i) the duties, responsibilities and obligations of the Escrow Agent shall be limited to those expressly set forth in this Agreement, each of which is administrative or ministerial (and shall not be construed to be fiduciary) in nature, and no duties, responsibilities or obligations shall be inferred or implied, (ii) the Escrow Agent shall not be responsible for any of the agreements referred to or described herein and any defined term therein not otherwise defined in this Agreement, or for determining or compelling compliance therewith, and shall not otherwise be bound thereby, (iii) the Escrow Agent shall not be required to expend or risk any of its own funds to satisfy payments from the Escrow Property hereunder, and (iv) the Escrow Agent shall have no duty to solicit any payments which may be due to the Escrow Account. (b) Liability of Escrow Agent. The Escrow Agent shall not be liable for any damage, loss or injury resulting from any action taken or omitted in the absence of gross negligence or willful misconduct (as finally adjudicated by a court of competent jurisdiction). In no event shall the Escrow Agent be liable for indirect, incidental, consequential, punitive or special losses or damages (including but not limited to lost profits), regardless of the form of action and whether or not any such losses or damages were foreseeable or contemplated. The Escrow Agent shall be entitled to rely upon any instruction, notice, request or other instrument delivered to it without being required to determine the authenticity or validity thereof, or the truth or accuracy of any information stated therein. The Escrow Agent may act in reliance upon any signature believed by it to be genuine (including any signature affixed by DocuSign) and may assume that any person purporting to make any statement, execute any document, or send any instruction in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent may consult with counsel satisfactory to it, and the opinion or advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it in good faith and in accordance with the opinion and advice of such counsel. The Escrow Agent may perform any and all of its duties through its agents, representatives, attorneys, custodians and/or nominees. The Escrow Agent shall not incur any liability for not performing any act or fulfilling any obligation hereunder by reason of any occurrence beyond its control (including, without limitation, any provision of any present or future law or regulation or any act of any governmental authority, any act of God or war or terrorism, or the unavailability of the Federal Reserve Bank wire services or any electronic communication facility). (c) Reliance on Orders. The Escrow Agent is authorized to comply with final orders issued or process entered by any court with respect to the Escrow Property, without determination by the Escrow Agent of such court’s jurisdiction in the matter. If any portion of the Escrow Property is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized to rely upon and comply with any such order, writ, judgment or decree which it is advised is binding upon it without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the Interested Parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated. (d) Erroneous Payments. If the Escrow Agent releases any funds (including but not limited to the Escrow Property or any portion of it) to an Interested Party and subsequently determines (in its discretion) that the payment (or any portion of it) was made in error, the Interested Party shall (or, in the case of payments made to the Note Agent, the Company shall cause the Note Agent to), upon written notice, promptly refund the erroneous payment within five (5) Business Days of the delivery of such notice from the Escrow Agent, and none of the obligations of the Interested Party or the remedies of the Escrow Agent will be affected by any act, omission, matter or thing (including, without limitation, any obligation pursuant to which an erroneous payment is made) which, but for this provision, would reduce, release, preclude or prejudice any such obligation or remedy (whether or not known by the Escrow Agent or any Interested Party). Each of the Interested Parties agrees not to assert discharge for value, bona fide payee, or any similar doctrine as a defense to recovery of any erroneous payment by the Escrow Agent. 5. Compensation, Expense Reimbursement and Indemnification. (a) Compensation. The Company covenants and agrees to pay the Escrow Agent’s compensation specified in Schedule A. The Company covenants and agrees to pay to the Escrow Agent all reasonable and documented out-of-pocket expenses incurred by the Escrow Agent in the performance of its role under this Agreement (including, but not limited to, any attorney’s fees incurred in connection with the preparation and negotiation of this Agreement, which shall be due and payable upon the execution of this Agreement). (b) Indemnification. The Company covenants and agrees to indemnify the Escrow Agent and its employees, officers, directors, affiliates, and agents (each, an “Indemnified Party”) for, and hold each Indemnified Party harmless from any and all claims, losses, actions, liabilities, costs, damages and expenses incurred by any Indemnified Party (collectively, “Losses”) of any nature incurred by any Indemnified Party arising out of or in connection with this Agreement or with the administration of its duties hereunder, including but not limited to reasonable and documented attorney’s fees, costs and expenses, except to the extent such Losses shall have been finally adjudicated by a court of competent jurisdiction to have resulted from the Indemnified Party’s own gross negligence, fraud or willful misconduct. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement and the resignation or removal of the Escrow Agent. 6. Dispute Resolution. In the event of any disagreement among any of the Interested Parties to this Agreement, or between any of them and any other person, resulting in adverse claims or demands being made with respect to the subject matter of this Agreement, or in the event that the Escrow Agent, in good faith, is in doubt as to any action it should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands and refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Escrow Agent shall not be liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue to so refuse to act and refrain from acting until the Escrow Agent shall have received a (i) Final Determination, (ii) joint written instruction of the Interested Parties, in which case the Escrow Agent shall be authorized to disburse the Escrow Property in accordance with such Final Determination or joint instruction. The Escrow Agent shall have the option, after 30 calendar days’ notice to the Interested Parties of its intention to do so, to petition (by means of filing an action in interpleader or any other appropriate method) any court of competent jurisdiction, for instructions with respect to any dispute or uncertainty, and to the extent required or permitted by law, pay into such court the Escrow Property for holding and disposition in accordance with the instructions of such court. The costs and expenses (including reasonable attorneys’ fees and expenses) incurred by the Escrow Agent in connection with such proceeding shall be paid by the Company. 7. Entire Agreement; Exclusive Benefit. This Agreement constitutes the entire agreement between the parties and sets forth in its entirety the obligations and duties of the Escrow Agent with respect to the Escrow Property. This Agreement is for the exclusive benefit of the parties to this Agreement and their respective permitted successors, and shall not be deemed to give, either expressly or implicitly, any legal or equitable right, remedy, or claim to any other entity or person whatsoever. No party may assign any of its rights or obligations under this Agreement without the prior written consent of the other parties. 8. Resignation and Removal. (a) The Interested Parties may remove the Escrow Agent at any time by giving to the Escrow Agent thirty (30) calendar days’ prior written notice of removal signed by an Authorized Person of each of the Interested Parties. The Escrow Agent may resign at any time by giving to each of the Interested Parties thirty (30) calendar days’ prior written notice of resignation. (b) Within thirty (30) calendar days after giving the foregoing notice of removal to the Escrow Agent or within thirty (30) calendar days after receiving the foregoing notice of resignation from the Escrow Agent, the Interested Parties shall appoint a successor escrow agent and give notice of such successor escrow agent to the Escrow Agent. If a successor escrow agent has not accepted such appointment by the end of such 30-day period, the Escrow Agent may either (A) safe keep the Escrow Property until a successor escrow agent is appointed, without any obligation to invest the same or continue to perform under this Agreement, or (B) apply to a court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief. (c) Upon receipt of notice of the identity of the successor escrow agent, the Escrow Agent shall either deliver the Escrow Property then held hereunder to the successor escrow agent, less the Escrow Agent’s unpaid fees, costs and expenses, or hold such Escrow Property (or any portion thereof) pending distribution, until all such fees, costs and expenses are paid to it. Upon delivery of the Escrow Property to the successor escrow agent, the Escrow Agent shall have no further duties, responsibilities or obligations hereunder. 9. Governing Law; Jurisdiction; Waivers. This Agreement is governed by and shall be construed and interpreted in accordance with the laws of the State of New York without giving effect to the conflict of laws principles thereof. The parties irrevocably and unconditionally submit to the exclusive jurisdiction of the federal and state courts located in the Borough of Manhattan, City, County and State of New York, for any proceedings commenced regarding this Agreement. The parties irrevocably submit to the jurisdiction of such courts for the determination of all issues in such proceedings and irrevocably waive any objection to venue or inconvenient forum for any proceeding brought in any such court. The parties irrevocably and unconditionally waive any right to trial by jury with respect to any proceeding relating to this Agreement. 10. Representations and Warranties. (a) Each of the Interested Parties represents and warrants that it has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and this Agreement has been duly approved by all necessary action and constitutes its valid and binding agreement enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights and subject to general equity principles. (b) None of the Company or any of its parents or subsidiaries, or any of its respective directors, officers, or employees or to the knowledge of the Company, the affiliates of the Company or any of their subsidiaries, will, directly or indirectly, use any part of any proceeds or lend, contribute, or otherwise make available such Escrow Property in any manner that would result in a violation by any persons of economic, trade, or financial sanctions, requirements, or embargoes imposed, administered, or enforced from time to time by the United States (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury and the U.S. Department of State), the United Kingdom (including, without limitation, His Majesty’s Treasury), the European Union and any EU member state, the United Nations Security Council, and any other relevant sanctions authority. 11. Notices; Instructions. (a) Any notice or instruction hereunder shall be in writing in English, and may be sent by electronic mail with a scanned attachment thereto of an executed notice or instruction, and shall be effective upon actual receipt by the Escrow Agent in accordance with the terms hereof. Any notice or instruction sent by hand, courier or mail to a physical address must concurrently be sent by electronic mail to the corresponding email address set forth below, and no such notice or instruction shall be effective unless so copied by electronic mail. Any notice or instruction must be executed (which execution may be manual or affixed by DocuSign) by an authorized person of an Interested Party (the person(s) so designated from time to time, the “Authorized Persons”). Each of the applicable persons designated on Schedule B and Schedule C attached hereto have been duly appointed to act as Authorized Persons hereunder on behalf of the relevant Interested Party and individually have full power and authority on behalf of such Interested Party to execute any notices or instructions, to amend, modify or waive any provisions of this Agreement, and to take any and all other actions permitted under this Agreement, all without further consent or direction from, or notice to, it or any other party.

Any notice or instruction must be originated from a corporate domain. Any change in designation of Authorized Persons shall be provided by written notice, signed by an Authorized Person, and actually received and acknowledged by the Escrow Agent. Any communication from the Escrow Agent that the Escrow Agent deems to contain confidential, proprietary, and/or sensitive information shall be encrypted in accordance with the Escrow Agent’s internal procedures. (b) In the event a (i) Final Determination, (ii) Release Instruction or (iii) Return Instruction is delivered to the Escrow Agent, whether in writing or otherwise, the Escrow Agent is authorized (but not obligated) to seek confirmation of such instruction by telephone call back to the person or persons designated in Schedule B and Schedule C (the “Call Back Authorized Individuals”), and the Escrow Agent may rely upon the confirmations of anyone purporting to be a Call Back Authorized Individual. To ensure accuracy of the instructions it receives, the Escrow Agent may record such call backs. If the Escrow Agent is unable to verify the instructions, or is not satisfied with the verification it receives, it will not execute the instruction until all such issues have been resolved. The persons and telephone numbers for call backs may be changed only in writing, executed by an Authorized Person of the applicable Interested Party and actually received and acknowledged by the Escrow Agent. (c) Each of the Interested Parties understands and agrees that the Escrow Agent cannot determine the identity of the actual sender of any notice or instruction and that the Escrow Agent shall be entitled to conclusively presume that notices or instructions that purport to have been sent by an Authorized Person have been sent by such Authorized Person. Each of the Interested Parties agrees: (i) to assume all risks arising out of the use of electronic means (including electronic mail, secure file transfer or such other method or system specified by the Escrow Agent as available for use in connection with its services hereunder) to submit instructions to the Escrow Agent, including without limitation the risk of the Escrow Agent acting on unauthorized instructions, and the risk of interception or misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting instructions to the Escrow Agent and that there may be more secure methods of transmitting instructions than the method(s) selected by the Interested Parties, as applicable; (iii) that the security procedures (if any) to be followed in connection with its transmission of instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Escrow Agent immediately upon learning of any compromise or unauthorized use of the security procedures. The Interested Parties agree that the security procedures set forth in Section 11(a), Section 11(b) and this Section 11(c) are commercially reasonable. If to the Company: 620 FM 1033, Childress TX 79201 USA Attention: Chief Financial Officer Email: [***]; [***] If to the Collateral Agent: CSC Delaware Trust Company 251 Little Falls Drive Wilmington, DE 19808 Attention: [***] / [***] Telephone: [***] / [***] E-mail: [***] / [***] / [***] If to the Escrow Agent: Citibank, N.A. Agency & Trust 388 Greenwich Street New York, NY 10013 Attn.: [***] Telephone: [***] E-mail: [***] / [***] (c) Subject to Section 2, any funds to be paid by the Escrow Agent hereunder shall be sent by wire transfer pursuant to the instructions set forth on Schedule D, or pursuant to such other wire payment instructions as may be instructed by the Interested Parties. (d) Payments to the Escrow Agent shall be sent by wire transfer pursuant to the following instructions: CITIBANK, N.A., ABA: [***]; SWIFT Code: [***]; Account Name: USHW3 Escrow Acct; A/C#.: [***] 12. Amendment; Waiver. Any amendment of this Agreement shall be binding only if evidenced by a writing signed by each of the parties to this Agreement. No waiver of any provision hereof shall be effective unless expressed in writing and signed by the party to be charged. 13. Severability. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision. If any provision of this Agreement is held to be unenforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect. 14. Mergers and Conversions. Any corporation or entity into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or entity resulting from any merger, conversion or consolidation to which the Escrow Agent will be a party, or any corporation or entity succeeding to the business of the Escrow Agent will be the successor of the Escrow Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding. 15. Termination. This Agreement shall terminate and the Escrow Account shall be closed on or promptly following the date on which (a) all Escrow Property shall have been distributed from the Escrow Account established hereunder in accordance with the terms of this Agreement, and (b) the Company shall have notified the Escrow Agent in writing that there will be no further deposits into the Escrow Account, subject, however, to the survival of obligations specifically contemplated in this Agreement to so survive. 16. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement. Signatures on counterparts of this Agreement executed and delivered in electronic format (i.e. “pdf”) or by other electronic means (including DocuSign) shall be deemed original signatures with all rights accruing thereto except in respect to any non-US entity, whereby originals may be required. 17. Electronic Execution of Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. 18. Collateral Agent. Notwithstanding any term herein to the contrary, it is hereby expressly agreed and acknowledged that the agreements set forth herein by the Collateral Agent are made solely in its capacity as Collateral Agent under and pursuant to the provisions of the Note Purchase Agreement, the Intercreditor Agreement (as defined in the Common Terms Agreement), the Common Terms Agreement and the other Financing Documents. As between the Company and the Collateral Agent, the Collateral Agent (a) shall have the benefit of all exculpatory provisions, presumptions, indemnities, protections, benefits, immunities or reliance rights contained in the Note Purchase Agreement, the Intercreditor Agreement and the other Financing Documents in the acceptance, execution, delivery and performance of this Agreement as though fully set forth herein and (b) may resign, be replaced or transfer its rights or delegate its obligations under this Agreement in accordance with the terms of the Intercreditor Agreement. [Remainder of Page Left Intentionally Blank] IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by a duly authorized representative as of the day and year first written above. CITIBANK, N.A., as Escrow Agent By: Name: Title: IE US HARDWARE 3 LLC, as the Company By: Name: William Roberts Title: Authorized Signatory By: Name: Anthony Lewis Title: Authorized Signatory CSC DELAWARE TRUST COMPANY, as the Collateral Agent By: Name: Title:

SCHEDULE A ESCROW AGENT FEE SCHEDULE Agency & Trust Services Fees Acceptance Fee To cover the acceptance under the pertinent document(s), including all relevant roles and appointments as well as the review of the supporting documents submitted in connection with the execution and delivery thereof, and communication with other members of the working group, as necessary. Waived Annual Administration Fee To cover the administrative functions of the Agent under the Agreement, including the establishment and maintenance of the account, safekeeping of assets, maintenance of the records, execution and administration of the Agreement provisions, and other duties required of the Agent under the terms of the Agreement. All balances: SOFR* + 5bps, equivalent to 3.66% Legal Fee To cover the review of legal documents by Citibank’s Agency & Trust outside counsel, if necessary. At Cost Amendment Fee To cover the administrative and legal functions of amending the Agreements. Fee to be mutually agreed upon prior to review by Citi of any amendment. *SOFR means Secured Overnight Financing Rate This Schedule of Fees is based upon the below Assumptions: • Documentation to be governed under the laws of New York and subject to internal approval and satisfactory review of all documentation. • All fees to be paid annually in advance, unless otherwise indicated. • Establishment of 1 escrow account with an initial deposit of US$375MM to be followed by 3 more deposits of US$375MM each tranche to be held in escrow for a period of 3 weeks to 1 month. • All disbursements will be made in USD. • All fees and expenses shall be free and clear of any and all present and future taxes (including, without limitation, value-added taxes (VAT), withholding taxes, duties, levies, imposts, deductions, stamp and assessments). • Account balances will be held in a Citi interest bearing account and a return of SOFR plus 5 bps will be provided by Citibank, N.A. (The initial rate of return is subject to change from time to time). The above schedule of fees does not include charges for reasonable out-of-pocket expenses or for any services of an extraordinary nature that Citibank or its legal counsel may be called upon from time to time to perform. Fees are also subject to Citibank’s satisfactory review of the documentation, and Citibank reserves the right to modify them should the characteristics of the transaction change. Citibank’s participation in this transaction is subject to internal approval (including Know Your Customer) of all parties depositing moneys into the accounts and able to direct the agent. Should this schedule of fees be accepted and agreed upon, and work commenced on this transaction but subsequently halted and the transaction described not consummated within 60 days, any Acceptance Fee and Legal Fee incurred, if any, will still be payable in full to Citibank. This schedule of fees is offered for and applicable to the transaction described and is guaranteed for sixty days from the date of this proposal. After sixty days, this offer can only be extended in writing. In accordance with US regulations regarding anti-money laundering and terrorist financing, Federal law requires Citibank to obtain, verify and record information that identifies each business or entity that opens an account or establishes a relationship with Citibank. What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number that Federal law requires us to obtain. In accordance with the Unlawful Internet Gambling Act (the "Act"), Citibank, N.A. accounts or other Citibank, N.A. facilities in the United States may not be used to process "restricted transactions" as such term is defined in U.S. 31 CFR Section 132.2(y). We appreciate your cooperation. This schedule of fees will be governed by and construed in accordance with the internal laws of the State of New York. Citibank may wish to refer to this transaction for marketing purposes, both internally and externally, without disclosing any confidential or sensitive non-publicly available information. By signing this proposal, you consent to Citibank’s use of this information, including company names and logos at its sole discretion. If you wish to withdraw your consent for Citibank to use any information externally, then please mark this box .

SCHEDULE B

AUTHORIZED PERSONS

Legal Entity Name: IE US Hardware 3 LLC
Legal Entity Role: Company

Each of the Authorized Persons listed below is authorized to provide instructions to the Escrow Agent on behalf of the Company.
Notwithstanding the foregoing:

(a) all documents, agreements, or written instructions requiring execution (including via DocuSign or other electronic signature method consented to in writing by the Escrow Agent) on behalf of the Company must be signed by any two (2) Authorized Persons acting jointly; and
(b) for purposes of call-back verification, telephone confirmation, or similar authentication procedures required by the Escrow Agent, the confirmation of any one (1) Authorized Person shall be sufficient.

Note: At least one specimen signature is required for each Authorized Person.

Full Name and Title	Email Address	Phone Number	Specimen Signature	Electronic Specimen Signature
[***]	[***]	[***]		
[***]	[***]	[***]		
[***]	[***]	[***]		
[***]	[***]	[***]		

In addition to the above Authorized Persons, the following additional persons are authorized as Call Back Authorized Individuals to only confirm instructions via a call back at the phone numbers listed below:

Full Name	Phone Number
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

SCHEDULE C

AUTHORIZED PERSONS

Legal Entity Name: CSC Delaware Trust Company
Legal Entity Role: Collateral Agent

Each of the following Authorized Person(s) is authorized to execute documents and to direct the Escrow Agent as to all matters, including payment instructions and funds transfers, on the Collateral Agent's behalf including as Call Back Authorized Individuals confirming instructions via a call back at the phone numbers listed below.

Note: At least one specimen signature is required for each Authorized Person.

Full Name and Title	Email Address	Phone Number	Specimen Signature	Electronic Specimen Signature
[***]	[***]	[***]		
[***]	[***]	[***]		

In addition to the above Authorized Persons, the following additional persons are authorized as Call Back Authorized Individuals to only confirm instructions via a call back at the phone numbers listed below:

Full Name	Phone Number
[***]	[***]
[***]	[***]

SCHEDULE D WIRE INSTRUCTIONS If to the Company: Bank: Citibank, N.A. ABA#: [***] Account Name: USHW3 Infrastructure Acquisition AC A/C#: [***] Ref: USHW3 Escrow Acc. If to the Note Agent: Bank: US Bank ABA#: [***] Account Name: CSC Delaware Trust Company A/C#: [***] Ref: 1056004748 – Note Agent Account EXHIBIT A-1 Form of Release Instruction [Date] Citibank, N.A., as Escrow Agent Agency & Trust 388 Greenwich Street New York, NY 10013 Attn.: [***] Telephone: [***] E-mail: [***] / [***] RE: Escrow Agreement dated as of [__], 2026 (the “Escrow Agreement”), by and among IE US Hardware 3 LLC, as the Company (the “Company”), CSC Delaware Trust Company, as the Collateral Agent (the “Collateral Agent”) and Citibank, N.A., as escrow agent (the “Escrow Agent”). Pursuant to Section 2(a) of the above referenced Escrow Agreement, the Collateral Agent hereby instructs the Escrow Agent to release the aggregate amount of $[●] from the Escrow Account [Account No. [***]] to the Company [pursuant to the wire instructions set forth in Schedule D of the Escrow Agreement] [as instructed below. Bank: ABA#: Account Name: A/C#: Ref:] To the extent any interest or other earnings are credited to the Escrow Account following the release of the Escrow Property pursuant to this Release Instruction, such earnings shall be released to the Company at or promptly following such earnings being posted to the Escrow Account. Capitalized terms in this instruction letter not otherwise defined shall have the same meaning given to them in the Escrow Agreement. Signatures on this Release Instruction executed and delivered in electronic format (i.e. “pdf”) or by other electronic means (including DocuSign) shall be deemed original signatures with all rights accruing thereto except in respect to any non-US entity, whereby originals may be required. IN WITNESS WHEREOF, the Collateral Agent has caused this Release Instruction to be duly executed and delivered as of the date first written above. CSC Delaware Trust Company, as Collateral Agent __________________ Authorized Person Exhibit A-1

EXHIBIT A-2

Form of Return Instruction

[Date]

Citibank, N.A., as Escrow Agent
Agency & Trust
388 Greenwich Street
New York, NY 10013
Attn.: [***]
Telephone: [***]
E-mail: [***] / [***]

RE: *Escrow Agreement dated as of [__], 2026 (the "Escrow Agreement"), by and among IE US Hardware 3 LLC, as the Company (the "Company"), CSC Delaware Trust Company, as the Collateral Agent (the "Collateral Agent") and Citibank, N.A., as escrow agent (the "Escrow Agent").*

Pursuant to Section 2(b) of the above referenced Escrow Agreement, the Collateral Agent hereby instructs the Escrow Agent to return from the Escrow Account [Account No. [***]] the following amounts to the Note Agent pursuant to the wire instructions of the Note Agent set forth in Schedule D of the Escrow Agreement.

To the extent any interest or other earnings are credited to the Escrow Account following the return of the Escrow Deposit to the Note Agent pursuant to this Return Instruction, such earnings shall be released to the Company at or promptly following such earnings being posted to the Escrow Account.

Capitalized terms in this instruction letter not otherwise defined shall have the same meaning given to them in the Escrow Agreement.

Signatures on this Return Instruction executed and delivered in electronic format (i.e. "pdf") or by other electronic means (including DocuSign) shall be deemed original signatures with all rights accruing thereto except in respect to any non-US entity, whereby originals may be required.

IN WITNESS WHEREOF, the Collateral Agent has caused this Return Instruction to be duly executed and delivered as of the date first written above.

CSC Delaware Trust Company, as Collateral Agent

____
Authorized Person

Exhibit A-2

EXHIBIT B

Online Reporting and Statement Delivery

Legal Entity Name: IE US Hardware 3 LLC
Legal Entity Role: Company

Citi provides view only access to online reporting and online statements via the Clarity Unified Reporting (CUR) platform within the CitiVelocity website.

Online Reporting:
Please indicate those persons in the below table to be setup with view only access to CitiVelocity and CUR:

First Name	Last Name	Phone	Email
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Statement Delivery:
If CUR online reporting access is not required, please indicate those persons in the below table to receive a scheduled monthly statement via email:

First Name	Last Name	Email
[***]	[***]	[***]

Signed By:

__________________ __________________
Anthony Lewis David MacAogain

EXHIBIT C

Online Reporting and Statement Delivery

Legal Entity Name: CSC Delaware Trust Company
Legal Entity Role: Collateral Agent

Citi provides view only access to online reporting and online statements via the Clarity Unified Reporting (CUR) platform within the CitiVelocity website.

Online Reporting:
Please indicate those persons in the below table to be setup with view only access to CitiVelocity and CUR:

First Name	Last Name	Phone	Email
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Statement Delivery:
If CUR online reporting access is not required, please indicate those persons in the below table to receive a scheduled monthly statement via email:

First Name	Last Name	Email
[***]	[***]	[***]
[***]	[***]	[***]

Signed By:

____
Authorized Person

EXHIBIT D

Citi Secure File Transfer ("CitiSFT") Website Usage

Legal Entity Name:
Legal Entity Role:

The Citi Secure File Transfer ("CitiSFT") web platform (https://issuerservices.icg.citigroup.com/mift) is available to upload instructions to Agency and Trust for processing. Instructions may be delivered (i) using an excel payment template (provided by Citi) accompanied by a letter of instruction signed by an Authorized Person; or (ii) a letter of instruction signed by an Authorized Person.

Please complete either Option 1 or Option 2 below, depending upon your entitlement requirements.

Note: email addresses included below must be from a corporate email domain and cannot be from a personal email domain (i.e. @gmail.com, @yahoo.com).

In connection with the delivery of any Instructions under the Agreement, the following persons are authorized to use CitiSFT for such delivery:

Option 2 – Maker/Checker Entitlements:
Note: Requires a checker to approve any file uploaded in CitiSFT before an instruction is released to Citi for processing. A Maker cannot act as a Checker for his/her own file upload.

Full Name	Email Address	Phone Number	Entitlement Level (Maker/Checker/Both)

Signed By:

________________________ ________________________
Authorized Person Authorized Person

Purchaser Schedules [Omitted] EXHIBIT A FORM OF ACCESSION AGREEMENT [Omitted]